SCHEDULE 14A

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                                  Pioneer Fund
                           Pioneer Mid Cap Growth Fund
                           Pioneer Mid Cap Value Fund
                             Pioneer Growth Shares
                               Pioneer Value Fund
                  (Name of Registrant as Specified in its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

                        PIONEER FUND
                   PIONEER GROWTH SHARES
                 PIONEER MID CAP GROWTH FUND
                  PIONEER MID CAP VALUE FUND
                     PIONEER VALUE FUND
                       60 State Street
                   Boston, Massachusetts 02109
                        1-800-225-6292

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                  SCHEDULED FOR APRIL 17, 2003

This is the formal agenda for your fund's special shareholder meeting. It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person. Each fund's shareholder meeting is expected to be held at the same time. Unless otherwise noted, the shareholders of each fund will be asked to vote on the following proposals with respect to their fund.

To the shareholders of each fund:

A special meeting of shareholders of your fund will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on April 17, 2003 at 1:00 p.m., Boston time, to consider the following:

1. A proposal to elect the eight trustees named in the attached proxy statement to serve on the board of trustees until their successors have been duly elected and qualified;

2. A proposal to approve a new management contract between the fund and Pioneer Investment Management, Inc., your fund's investment adviser ("Pioneer"), as set forth in Exhibit B and as further described in the attached proxy statement;

3. A proposal to approve a policy allowing Pioneer and the board of trustees of your fund to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval;

4. (a) - (p). Proposals to approve amendments to your fund's fundamental investment restrictions and policies, as described in the attached proxy statement; and

5. To consider any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF THE PROPOSALS WILL NOT INCREASE THE BASIC MANAGEMENT FEE RATES PAYABLE BY ANY FUND. PROPOSAL 2 WILL CHANGE THE INDEX USED TO DETERMINE ANY PERFORMANCE ADJUSTMENT.

Shareholders of record as of the close of business on February 14, 2003 are entitled to vote at the meeting and any related follow-up meetings.

                                   By Order of the Boards of Trustees,

                                   Joseph P. Barri, Secretary
Boston, Massachusetts

February 26, 2003

                         --------------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN ENCLOSED PROXY.


                JOINT PROXY STATEMENT OF

                     PIONEER FUND
                 PIONEER GROWTH SHARES
               PIONEER MID CAP GROWTH FUND
                PIONEER MID CAP VALUE FUND
                    PIONEER VALUE FUND
                      60 State Street
                 Boston, Massachusetts 02109
                       1-800-225-6292

                SPECIAL MEETING OF SHAREHOLDERS

This proxy statement contains the information you should know before voting on the proposals summarized below.

Each fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of their fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services, Inc., the fund's transfer agent, at 1-800-225-6292.

INTRODUCTION

This proxy statement is being used by the board of trustees of each fund to solicit proxies to be voted at a special meeting of shareholders of the fund. Each fund's special meeting will be held at the same time at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 1:00 p.m., Boston time, on Thursday, April 17, 2003, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting to shareholders.

This proxy statement and the enclosed proxy card are being mailed to shareholders on or about February 26, 2003. Each fund's most recent annual report was previously mailed to the fund's shareholders.

WHO IS ELIGIBLE TO VOTE

Shareholders of record of a fund as of the close of business on February 14, 2003 (the "record date") are entitled to vote on all of that fund's business at the special shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If any other business comes before the special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of each of the nominees for trustee listed in Proposal 1 and in favor of each of the other proposals.

PROPOSAL 1

ELECTION OF BOARD OF TRUSTEES

Shareholders of each fund are being asked to consider the election of eight nominees to the board of trustees of the fund. All of the nominees for election to a fund's board currently serve as trustees for that fund and have served in that capacity continuously since originally elected or appointed. Each trustee will be elected to hold office until the next meeting of shareholders or until his or her successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the fund's board of trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as trustees of each fund.

The following table sets forth each nominee's position(s) with the funds, his or her age, address, principal occupation and employment during the past five years and any other directorship held. Trustees who are interested persons of the fund within the meaning of the Investment Company Act of 1940 (the "1940 Act") are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address of all Interested Trustees is 60 State Street, Boston, Massachusetts 02109.

                                                                                   Other
Name,Age and             Term of Office                                            Directorships Held
Address, Position(s)     and Length of          Principal Occupation(s)            by this Trustee
Held With the Funds      Time Served            During Past Five Years             or Nominee
----------------------   --------------         --------------------------         --------------------
Interested Trustees:
John F. Cogan, Jr.      Trustee since           Deputy Chairman and a Director     Director of Harbor
(76)*                   1982 (1990 for          of Pioneer Global Asset            Global Company,
Chairman of the Board,  Pioneer Mid Cap         Management S.p.A. ("PGAM");        Ltd.
Trustee and President   Growth Fund,            Non-Executive Chairman and a
                        1993 for Pioneer        Director of Pioneer Investment
                        Growth Shares).         Management USA Inc.
                        Serves until a          ("PIM-USA"); Chairman and a
                        successor trustee       Director of Pioneer and the
                        is elected or           various Momentum Funds;
                        earlier retirement      Director, Pioneer Alternative
                        or removal.             Investments; Director and
                                                Chairman of the Supervisory
                                                Board of Pioneer Czech
                                                Investment Company, a.s.;
                                                President of all of the Pioneer
                                                Funds; and Of Counsel (since
                                                2000, partner prior to 2000),
                                                Hale and Dorr LLP (counsel to
                                                PIM-USA and the Pioneer Funds

Daniel T. Geraci        Trustee since           Director and CEO-US of PGAM        None
(45)**                  October, 2001.          since November 2001; Director,
Trustee and Executive   Serves until a          Chief Executive Officer and
Vice President          successor trustee       President of PIM-USA since
                        is elected or           October 2001; Director of
                        earlier retirement      Pioneer Investment
                        or removal.             Management Shareholder
                                                Services, Inc. ("PIMSS") since
                                                October 2001; President and a
                                                Director of Pioneer and Pioneer
                                                Funds Distributor, Inc. ("PFD")
                                                (Chairman) since October 2001;
                                                Executive Vice President of all
                                                of the Pioneer Funds since
                                                October 2001; President of
                                                Fidelity Private Wealth
                                                Management Group from 2000
                                                through October 2001; and
                                                Executive Vice President--
                                                Distribution and Marketing of
                                                Fidelity Investments
                                                Institutional Services and
                                                Fidelity Investments Canada
                                                Ltd. prior to 2000
                                                                                   Other
Name,Age and             Term of Office                                            Directorships Held
Address, Position(s)     and Length of          Principal Occupation(s)            by this Trustee
Held With the Funds      Time Served            During Past Five Years             or Nominee
----------------------   --------------         --------------------------         --------------------
Independent Trustees:
Mary K. Bush            Trustee since           President, Bush International      Director and/or
(54)                    1997. Serves            (international                     Trustee of Brady
3509 Woodbine Street,   until a successor       financial advisory                 Corporation
Chevy Chase,            trustee is elected      firm)                              (industrial
MD 20815                or earlier                                                 identification and
Trustee                 retirement or                                              specialty coated
                        removal.                                                   material products
                                                                                   manufacturer), Mortgage
                                                                                   Guaranty Insurance
                                                                                   Corporation, R.J.
                                                                                   Reynolds Tobacco Holdings,
                                                                                   Inc. (tobacco) and Student
                                                                                   Loan Marketing Association
                                                                                   (secondary marketing of
                                                                                   student loans)

Richard H. Egdahl,      Trustee since           Alexander Graham Bell              None
M.D.                    1992 (1993 for          Professor of Health Care
(76)                    Pioneer Growth          Entrepreneurship, Boston
Boston University       Shares). Serves         University; Professor of
Healthcare              until a successor       Management, Boston University
Entrepreneurship        trustee is elected      School of Management;
Program, 53 Bay         or earlier              Professor of Public Health,
State Road, Boston,     retirement or           Boston University School of
MA 02215                removal.                Public Health; Professor of
Trustee                                         Surgery, Boston University
                                                School of Medicine; and
                                                University Professor, Boston
                                                University

Margaret B.W.           Trustee since           Founding Director, The             None
Graham                  1990. Serves            Winthrop Group, Inc.
(55)                    until a successor       (consulting firm); Professor of
1001 Sherbrooke         trustee is elected      Management, Faculty of
Street West,            or earlier              Management, McGill University
Montreal, Quebec,       retirement or
Canada                  removal.
Trustee
                                                                                   Other
Name,Age and             Term of Office                                            Directorships Held
Address, Position(s)     and Length of          Principal Occupation(s)            by this Trustee
Held With the Funds      Time Served            During Past Five Years             or Nominee
----------------------   --------------         --------------------------         --------------------
Marguerite A. Piret     Trustee since           President and Chief Executive      None
One Boston Place,       1982 (1990 for          Officer, Newbury, Piret &
28th Floor, Boston,     Pioneer Mid Cap         Company, Inc. (investment
MA 02108                Growth Fund,            banking firm)
(54)                    1993 for Pioneer
Trustee                 Growth Shares).
                        Serves until a
                        successor trustee
                        is elected or
                        earlier retirement
                        or removal.

Stephen K. West         Trustee since           Senior Counsel, Sullivan &         Director, The
(74)                    1993. Serves            Cromwell (law firm)                Swiss Helvetia
125 Broad Street,       until a successor                                          Fund, Inc. (closed-
New York, NY 10004      trustee is elected                                         end investment
Trustee                 or earlier                                                 company) and
                        retirement or                                              AMVESCAP PLC
                        removal.                                                   (investment managers)

John Winthrop           Trustee since           President, John Winthrop &         None
(66)                    1985 (1990 for          Co., Inc. (private investment
One North Adgers        Pioneer Mid Cap         firm)
Wharf, Charleston,      Growth Fund).
SC 29401                Serves until a
Trustee                 successor
                        trustee is elected
                        or earlier
                        retirement or
                        removal.

----------------
 * Mr. Cogan is an Interested Trustee because he is an officer or director of the funds' investment adviser and certain of its affiliates.
 ** Mr. Geraci is an Interested Trustee because he is an officer, director and employee of the funds' investment adviser and certain of its affiliates.

Each board of trustees has an Audit Committee (see below for committee members), a Nominating Committee, an Independent Trustees Committee and a Valuation Committee. The Nominating Committee is comprised of Ms. Piret (since December 2002), Ms. Bush, Dr. Egdahl, Ms. Graham (since December
2002), Mr. West (since December 2002) and Mr. Winthrop (since December
2002). All of the Independent Trustees serve on the Independent Trustees Committee, with Ms. Graham serving as chairperson. The Valuation Committee is composed of Ms. Bush, Ms. Piret and Mr. Winthrop. During the most recent fiscal year, each fund's Audit, Nominating, Valuation and Independent Trustees Committees held the following meetings:

                                                                                      Independent
Fund                    Fiscal Year End      Audit       Nominating     Valuation     Trustees
-------------------------------------------------------------------------------------------------
Pioneer Mid Cap
Growth Fund             9/30/02               13            1              11             12
Pioneer Value Fund      9/30/02               13            1              11             12
Pioneer Mid Cap
Value Fund              10/31/02              10            1               8             10
Pioneer Fund            12/31/02              11            1               8             11
Pioneer Growth
Shares                  12/31/02              11            1               8             11

The board of trustees has adopted a charter for the Audit Committee, which is attached as Exhibit A to this proxy statement. In accordance with its charter, the purposes of the Audit Committee are to:

  * act as a liaison between the fund's independent auditors and the full board of trustees of the fund;

  * discuss with the fund's independent auditors their judgments about the quality of the fund's accounting principles and underlying estimates as applied in the fund's financial reporting;

  * review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

  * review and assess from time to time, as it deems necessary and appropriate:

  * brokerage and soft dollar arrangements of the fund,

  * the utilization of any line of credit, and

  * "as of" gain/loss activity of the fund;

  * review and approve insurance coverage and allocations of premiums between the management and the fund and among the Pioneer Funds;

  * review and approve expenses under the administration agreement between Pioneer and the fund and allocations of such expenses among the Pioneer Funds; and

  * receive on a periodic basis a formal written statement delineating all relationships between the auditors and the fund or Pioneer; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

The Audit Committee reports that it has (1) reviewed and discussed each fund's audited financial statements with management; (2) discussed with the independent auditors the matters relating to the quality of each fund's financial reporting; and (3) received written disclosures and an independence letter from the independent public accountants and discussed with the independent accountants that firm's independence. Based upon the review and discussions referred to above, the audited financial statements were included in the annual report for each fund's most recently completed fiscal year for filing with the Securities and Exchange Commission (SEC).

The Audit Committee is comprised of Ms. Piret (chairperson), Ms. Bush (since December 2002), Dr. Egdahl (since December 2002), Ms. Graham (since December 2002), Mr. West and Mr. Winthrop.

The Nominating Committee reviews the qualifications of any candidate recommended by the Independent Trustees to serve as an Independent Trustee and makes a recommendation regarding that person's qualifications to the Independent Trustees and the full board of trustees. The Nominating Committee will also consider nominees recommended by shareholders to serve as trustees provided that shareholders submitting such recommendations comply with all relevant provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Valuation Committee reviews the valuation assigned to certain securities by Pioneer in accordance with the funds' valuation procedures.

The Independent Trustees Committee reviews the funds' management contracts and other related party contracts annually and is also responsible for any other action required to be taken, under the 1940 Act, by the Independent Trustees acting alone.

During the most recently completed fiscal year, the board of trustees held 8 meetings. All of the current trustees and committee members then serving attended at least 75% of those meetings of the board of trustees and applicable committees, if any, held during the applicable fiscal year.

The following table indicates the value of shares that each trustee beneficially owned in each fund and Pioneer Funds in the aggregate as of December 31, 2002. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2002. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2002. The dollar ranges in this table are in accordance with SEC requirements.

                                                                                          Aggregate
                                                                                          Dollar Range
                                                                                          of Equity
                                                                                          Securities
                                    Dollar Range of Equity Securities in                  in All
                       -------------------------------------------------------------      Pioneer Funds
                                                                                          Overseen
                                                   Pioneer                                or to
                       Pioneer Mid    Pioneer      Mid Cap                   Pioneer      be Overseen
Name of Trustee or     Cap Growth     Value        Value        Pioneer      Growth       by Trustee
Nominee                Fund           Fund         Fund         Fund         Shares       or Nominee
--------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEE OR
NOMINEE
John F. Cogan, Jr.     over           over         over         over         $50,001-     over
                       $100,000       $100,000     $100,000     $100,000     $100,000     $100,000
Daniel T. Geraci       none           $1-          none         $1-          none         $1-
                                      $10,000                   $10,000                   $10,000
INDEPENDENT
TRUSTEE OR
NOMINEE
Mary K. Bush           $1-            $1-          $1-          $1-          $1-          $10,001-
                       $10,000        $10,000      $10,000      $10,000      $10,000      $50,000
Richard H. Egdahl      none           none         $10,001-     none         none         $50,001-
                                                   $50,000                                $100,000
Margaret B.W.          $1-            $1-          none         $1-          none         $10,001-
Graham                 $10,000        $10,000                   $10,000                   $50,000
Marguerite A. Piret    $1-            $1-          $1-          $1-          $1-          $50,001-
                       $10,000        $10,000      $10,000      $10,000      $10,000      $100,000
Stephen K. West        none           none         $10,001-     none         $1-          $50,001-
                                                   $50,000                   $10,000      $100,000
John Winthrop          $10,001-       $10,001-     $50,001-     $10,001-     $10,001-     over
                       $50,000        $50,000      $100,000     $50,000      $50,000      $100,000

During any fund's most recently completed fiscal year, none of the trustees or any nominee for election as a trustee of a fund engaged in the purchase or sale of securities of Pioneer, UniCredito Italiano S.p.A. ("UniCredito Italiano") or any other entity in a control relationship to Pioneer or PFD, except that Mr. Cogan purchased equity securities of UniCredito Italiano at market prices.

Material Relationships of the Independent Trustees. For purposes of the statements below:

  * the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

  * an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, UniCredito Italiano is an entity that is in a control relationship with Pioneer.

  * a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Pioneer or any of its affiliates act as investment adviser or for which PFD or any of its affiliates act as principal underwriter. For example, the funds' related funds include all of the Pioneer Funds and any non-U.S. funds managed by Pioneer or its affiliates.

As of December 31, 2002, none of the Independent Trustees, nor any of their immediate family members, beneficially owned any securities issued by Pioneer, UniCredito Italiano or any other entity in a control relationship to Pioneer or PFD or any person in a control relationship to PFD.

During the past five years, none of the Independent Trustees, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $60,000), whether by contract, arrangement or otherwise, in Pioneer, UniCredito Italiano, or any other entity in a control relationship to Pioneer, PFD or any person that controls PFD.

During the past five years, none of the Independent Trustees, nor any of their immediate family members, had an interest in a transaction or a series of transactions, or in any currently proposed transaction, or series of similar transactions, in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party"):

  * the funds                         * an officer of Pioneer or PFD

  * an officer of the funds           * an officer of PFD

  * a related fund                    * any affiliate of Pioneer or PFD

  * an officer of any related fund    * an officer of any such affiliate

  * Pioneer or PFD

During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payment for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services, except that Mr. West, an Independent Trustee, is Senior Counsel to Sullivan & Cromwell and acts as counsel to the Independent Trustees and the Independent Trustees of the other Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell by the funds and the other Pioneer Funds exceeded $60,000 in each of 2001 and 2002.

During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

  * Pioneer                           * UniCredito Italiano

  * PFD                               * any other entity in a control
                                        relationship with Pioneer or PFD

None of the fund's trustees or officers has any arrangement with any other person pursuant to which that trustee or officer serves on the board of trustees. During the calendar years 2001 and 2002, none of the Independent Trustees, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

  * the funds                         * any affiliated person of the funds

  * any related fund                  * UniCredito Italiano

  * Pioneer                           * any other entity in a control
                                        relationship to the funds

  * PFD

Other executive officers

In addition to Messrs. Cogan and Geraci, who serve as executive officers of the funds, the following table provides information with respect to the other executive officers of the funds. Each executive officer is elected by the board of trustees and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board. The business address of all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

Name, (age) and position
with the fund                                      Principal occupation(s)
--------------------------------------------------------------------------------------------------------

Joseph P. Barri (56)              Partner, Hale and Dorr LLP; Secretary of all of the Pioneer Funds
Secretary

Vincent Nave (57)                 Vice President-Fund Accounting, Administration and Custody
Treasurer                         Services of Pioneer (Manager from September 1996 to February
                                  1999); and Treasurer of all of the Pioneer Funds (Assistant
                                  Treasurer from June 1999 to November 2000)

Alan Janson (31)                  Manager, Valuation Risk and Information Technology, Fund
Assistant Treasurer               Accounting, Administration and Custody Services of Pioneer
                                  since March 2002; and Assistant Treasurer of all of the Pioneer
                                  Funds since July 2002. Manager, Valuation Risk and Performance
                                  Reporting of Pioneer from June 2000 to February 2002. Member of
                                  Pioneer Pricing Group from 1996 to 2000 (promoted to manager in 1998)

Luis I. Presutti (37)             Assistant Vice President-Fund Accounting, Administration and
Assistant Treasurer               Custody Services of Pioneer (Fund Accounting Manager from 1994 to 1999); and Assistant Treasurer of all of the Pioneer mutual funds since November 2000

Gary Sullivan (44)                Fund Accounting Manager-Fund Accounting, Administration and
Assistant Treasurer               Custody Services of Pioneer since 1997; and Assistant Treasurer of all of the Pioneer Funds since May 2002

Dorothy E. Bourassa (55)          Secretary of PIM-USA; Senior Vice President-Legal of Pioneer; and
Assistant Secretary               Secretary/Clerk of most of PIM-USA's subsidiaries since October
                                  2000; Assistant Secretary of all of the Pioneer Funds since
                                  November 2000; Senior Counsel, Assistant Vice President and
                                  Director of Compliance of PIM-USA from April 1998 through October
                                  2000; and Vice President and Assistant General Counsel, First
                                  Union Corporation from December 1996 through March 1998

Compensation of trustees and officers

The following table sets forth certain information with respect to the compensation of each trustee of the funds for each fund's most recently completed fiscal year. The amounts paid to the trustees differ due to (i) membership on or chairing certain committees of the boards of trustees and
(ii) the funds' asset levels. The fund does not pay any salary or other compensation to its officers.

                                                                                           Pension or   Total
                                         Aggregate Compensation from**                     Retirement   Compensation
                        ------------------------------------------------------------       Benefits     from the
                        Pioneer                     Pioneer                                Accrued as   Funds and
                        Mid Cap       Pioneer       Mid Cap                    Pioneer     Part of      Other
                        Growth        Value         Value        Pioneer       Growth      Fund         Pioneer
Name of Trustee         Fund          Fund          Fund         Fund          Shares      Expenses     Funds***
---------------------------------------------------------------------------------------------------------------------
Interested Trustees:
John F. Cogan, Jr.*      $  500.00    $   500.00    $  500.00    $   500.00    $  500.00    $0.00    $ 17,000.00
Daniel T. Geraci*           500.00        500.00       500.00        500.00       500.00     0.00      17,000.00
Independent Trustees:
Mary K. Bush              2,507.77     13,559.03     5,512.20     25,304.27     3,999.03     0.00     103,625.00
Richard H. Egdahl,
M.D.                      2,385.44     12,504.40     5,191.83     23,533.93     3,770.90     0.00      99,375.00
Margaret B.W. Grahamt     2,507.77     13,559.03     5,512.20     25,304.27     3,999.03     0.00     103,625.00
Marguerite A. Piret       3,119.39     18,832.14     7,114.02     34,155.95     5,139.69     0.00     122,750.00
Stephen K. West           2,630.09     14,613.65     5,832.56     27,074.60     4,227.16     0.00     105,750.00
John Winthrop             2,752.42     15,668.27     6,152.93     28,844.94     4,455.29     0.00     110,500.00
                        ----------    ----------   ----------   -----------   ----------    -----    -----------
                        $16,902.88    $89,736.52   $36,315.74   $165,217.96   $26,591.10    $0.00    $679,625.00
                        ==========    ==========   ==========   ===========   ==========    =====    ===========

----------------
* Under each management contract, Pioneer reimburses the fund for any Interested Trustees fees paid by the fund.
** For the fiscal years ended September 30, September 30, October 31, December 31 and December 31, 2002, respectively.
*** For the calendar year ended December 31, 2002. At December 31, 2002 there were 50 U.S. registered investment portfolios in the Pioneer Family of Funds.

Required vote

In accordance with each fund's declaration of trust, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees. This means that the eight nominees receiving the greatest number of votes will be elected to the board.

PROPOSAL 2

APPROVAL OF A NEW MANAGEMENT CONTRACT

Summary

Pioneer has served as each fund's investment adviser since its inception, except for Pioneer Growth Shares for which Pioneer has served as investment adviser since 1993. Pioneer serves as the investment adviser for the Pioneer Family of Funds and for other institutional accounts. Pioneer, a registered investment adviser under the Investment Advisers Act of 1940, as amended, is an indirect, wholly owned subsidiary of UniCredito Italiano. Pioneer is located at 60 State Street, Boston, Massachusetts 02109.

At a meeting of the board of trustees held on December 3, 2002, the trustees, including all of the Independent Trustees, present at such meeting unanimously approved and voted to recommend that the shareholders of each fund approve a proposal to adopt a new management contract with Pioneer (the "proposed contract"). Each fund's existing management contract with Pioneer (the "existing contract") and the proposed contract also is referred to below as a "contract." The primary change in each proposed contract is the substitution of a different benchmark for the fund's performance fee adjustment (the "Benchmark Index") as follows:

                        Current Benchmark       Substitute Benchmark
Fund                    Index                   Index                   Reason(s) for Change
-------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap         S&P MidCap              Russell Midcap[R]       The investment focus of the
Growth Fund             400 Index               Growth Index            fund has changed since a performance
                                                                        fee was adopted and the Russell
                                                                        Index is now more reflective of
                                                                        the fund's investment approach

Pioneer Value           Lipper Growth           Russell 1000[R]         The Lipper Index is no
Fund                    and Income              Value Index             longer widely available to
                        Fund Index                                      the fund's shareholders

Pioneer Mid Cap         Lipper Growth           Russell Midcap[R]       The Lipper Index is no
Value Fund              Fund Index              Value Index             longer widely available to the
                                                                        fund's shareholders

Pioneer Fund            Lipper Growth           S&P 500 Index           The Lipper Index is no
                        and Income                                      longer widely available to
                        Fund Index                                      the fund's shareholders

Pioneer Growth          Russell 1000[R]         Russell 1000[R]         The investment focus of the
Shares                  Index                   Growth Index            fund has changed since a performance
                                                                        fee was adopted and the Russell
                                                                        1000[R] Growth Index is now more
                                                                        reflective of the fund's
                                                                        investment approach

Because of the reasons discussed in this proxy statement, the board of trustees of each fund concluded that changing the fund's Benchmark Index is in the best interests of its shareholders. The proposed contract also would modify certain other provisions of the existing contract relating to fund expenses as discussed below. The current Benchmark Indexes are referred to as the S&P 400, Lipper Growth and Income Index, Lipper Growth Index, Lipper Growth and Income Index and the Russell 1000, respectively. The proposed Benchmark Indexes are referred to as the Russell Midcap Growth Index, Russell 1000 Value Index, Russell Midcap Value Index, S&P 500 and the Russell 1000 Growth Index, respectively.

Each proposed contract would not change the basic structure of the fund's management fee, the base management fee or the maximum positive or negative performance adjustment. The management fee is calculated based on two components: a "basic fee" and a "performance adjustment." The basic fee is charged at the annual rate of the fund's average daily net assets set forth in the table below. No change in the basic fee is proposed. The basic fee is then adjusted up or down based upon the return of the fund's Class A shares relative to the performance of the Benchmark Index. The performance comparison is made based upon a rolling three-year period. For each percentage point by which the fund's performance exceeds (is less than) the performance of the Benchmark Index, the basic management fee is increased (decreased) by 0.01% (0.02% in the case of Pioneer Mid Cap Growth Fund). The most the basic fee can be adjusted is plus or minus 0.10% (0.20% in the case of Pioneer Mid Cap Growth Fund). The resulting maximum management fee and minimum management fee, in each case on an annual basis, are also indicated in the table below:

                                                                   Performance
                                                                   Fee
Fund                  Assets                        Basic Fee      Adjustment      Maximum      Minimum
                                                                   Percentage      Fee          Fee
-------------------------------------------------------------------------------------------------------
Pioneer Mid Cap       All                           0.625%          0.02%          0.825%       0.425%
Growth Fund

Pioneer Value         All                            0.60%          0.01%           0.70%        0.50%
Fund

Pioneer Mid Cap       $0 to $500 million             0.70%
Value Fund            $500 million to $1 billion     0.65%
                      over $1 billion               0.625%          0.01%           0.80%       0.525%

Pioneer Fund          All                            0.60%          0.01%           0.70%        0.50%

Pioneer Growth        $0 to $500 million             0.70%
Shares                $500 million to $1 billion     0.65%
                      over $1 billion               0.625%          0.01%           0.80%       0.525%

Pioneer Mid Cap Growth Fund. The fund's current Benchmark Index -- the S&P 400 -- no longer is closely aligned with the fund's investment approach. Until 2001, the fund was managed as a "core" mid cap fund. That means that the securities in the fund's portfolio had a market capitalization that was mid cap and a balance between issuers considered value and growth. In 2001, the fund was repositioned as a mid cap growth fund and its portfolio is now primarily composed of issuers selected on the basis of their growth potential. In light of this change in the fund's investment focus, the board of trustees concluded that it was desirable to change the Benchmark Index so the Benchmark Index is aligned with the manner in which the fund is managed. In light of the objectives of the fund's performance fee structure, the board of trustees considered several alternative successor Benchmark Indexes and concluded that the Russell Midcap Growth Index was best suited to achieve these goals. The board of trustees believes that the modified performance adjustment will better align the interests of the fund's shareholders and Pioneer. Specifically, Pioneer recommended this change -- and the trustees determined to recommend the change to shareholders -- based on the following:

  * Performance-based compensation continues to be a desirable method to reward good investment performance and penalize bad performance.

  * The fund is managed as a mid cap growth fund. The Russell Midcap Growth Index represents a portfolio with a similar focus, while the S&P 400 is a mid cap index comprised of stocks that are not chosen on the basis of a growth or value investment approach. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustment on the Russell Midcap Growth Index would better align Pioneer's economic incentives with the manner in which the fund is managed and consequently the economic interest of shareholders.

  * Pioneer intends to base the incentive compensation of its investment professionals involved in the management of Pioneer Mid Cap Growth Fund in part upon the relative performance of the fund and the Russell Midcap Growth Index. This will similarly align the financial interests of the portfolio managers with those of the fund and Pioneer.

  * The board of trustees also considered alternative indexes, including peer group indexes such as the Lipper Mid-Cap Growth Index, and concluded that the alternative indexes would not be as effective in achieving the goals of the performance fee.

  * The board of trustees reviewed data comparing the fee that would have been paid by the fund using the Russell Midcap Growth Index as the Benchmark Index since the adoption of a performance-based fee in 1996. While the results in individual years vary, overall the use of the Russell Midcap Growth Index would have resulted in a higher net management fee for Pioneer than the actual fee that Pioneer received. However, the Russell Midcap Growth Index would have resulted in a lower fee than a peer group index. As a result of the change in the Benchmark Index, the fund's annual operating expenses may increase. Whether any increase will occur compared to the continued use of the current Benchmark Index will depend upon the fund's relative performance to the current and new benchmarks, which cannot be predicted.

  * The Russell Midcap Growth Index is widely recognized and widely used by mutual fund and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information. This historical comparison is not necessarily indicative of the relative fees that would result from future performance.

Pioneer Value Fund and Pioneer Mid Cap Value Fund. The funds' current Benchmark Indexes -- the Lipper Growth and Income Index and the Lipper Growth Index, respectively -- are no longer widely available. The board of trustees concluded that it was desirable to have a Benchmark Index that (i) is readily available to shareholders in order that the shareholders are in a better position to evaluate the fund's performance and (ii) is aligned with the manner in which the fund is managed and the basis upon which Pioneer provides incentive compensation to its portfolio managers. In light of the objectives of the funds' performance fee structure, the board of trustees considered several alternative successor Benchmark Indexes and concluded that the Russell 1000 Value Index (for Pioneer Value Fund) and the Russell Midcap Value Index (for Pioneer Mid Cap Value Fund) were best suited to achieve these goals. The board of trustees believes that the modified performance adjustment will better align the interests of each fund's shareholders and Pioneer. Specifically, Pioneer recommended this change -- and the trustees determined to recommend the change to shareholders -- based on the following:

  * Performance-based compensation continues to be a desirable method to reward good investment performance and penalize bad performance.

  * The Lipper Growth and Income Index and the Lipper Growth Index are no longer widely available. The Russell indexes are widely recognized and widely used by mutual fund and other institutional investment managers as benchmarks of U.S. equity performance. They are published daily in most newspapers that carry stock market information.

  * Each fund is managed as a value fund, meaning that Pioneer seeks securities for the fund's portfolio that are reasonably priced or selling at substantial discounts to their underlying values. The Russell 1000 Value Index and the Russell Midcap Value Index represent portfolios with similar focuses, i.e., portfolios of value-oriented stocks. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustments on the Russell 1000 Value Index and the Russell Midcap Value Index would better align Pioneer's economic incentives with the manner in which the funds are managed and consequently the economic interest of shareholders.

  * Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of these funds in part upon the relative performance of Pioneer Value Fund and the Russell 1000 Value Index and upon the relative performance of Pioneer Mid Cap Value Fund and the Russell Midcap Value Index. This will similarly align the financial interests of the portfolio managers with those of the fund and Pioneer.

  * The board of trustees also considered alternative indexes, including peer group indexes such as the Lipper Large Cap Value Index and the Lipper Mid-Cap Value Index, respectively, and concluded that the alternative indexes would not be as effective in achieving the goal of the performance fee.

  * The board of trustees reviewed data comparing the fee that would have been paid by each fund using the applicable Russell index as the Benchmark Index since the fund's adoption of a performance-based fee. While the results in individual years vary, overall the use of the Russell index would have resulted in a lower management fee for Pioneer from Pioneer Value Fund than the actual fee that Pioneer received or the fee that would have resulted using alternative peer group indexes. In the case of Pioneer Mid Cap Value Fund, the use of the Russell Midcap Value Index would have resulted in a higher management fee for Pioneer than either the actual fee Pioneer received or the fee that would have resulted using an alternative peer group index. However, the board of trustees concluded that the benefits of a change in the Benchmark Index outweighed this potentially negative factor. This historical comparison is not necessarily indicative of the relative fees that would result from future performance. As a result of the change in the Benchmark Index, the fund's annual operating expenses may increase. Whether any increase will occur compared to the continued use of the current Benchmark Index will depend upon the fund's relative performance to the current and new benchmarks, which cannot be predicted.

Pioneer Fund. The fund's current Benchmark Index -- the Lipper Growth and Income Index -- is no longer widely available. The board of trustees concluded that it was desirable to have a Benchmark Index that (i) is readily available to shareholders in order that the shareholders are in a better position to evaluate the fund's performance and (ii) is aligned with the manner in which the fund is managed and the basis upon which Pioneer provides incentive compensation to its portfolio managers. In light of these objectives, the board of trustees considered several alternative successor Benchmark Indexes and concluded that the S&P 500 was best suited to achieve these goals. The board of trustees believes that the modified performance adjustment will better align the interests of the fund's shareholders and Pioneer. Specifically, Pioneer recommended this change -- and the trustees determined to recommend the change to shareholders -- based on the following:

  * Performance-based compensation continues to be a desirable method to reward good investment performance and penalize bad performance.

  * The Lipper Growth and Income Index is no longer widely available. The S&P 500 is widely recognized and widely used by mutual fund and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information.

  * The fund is managed as a large cap/core fund, meaning that the fund primarily invests in large capitalization issuers with a balance between value and growth stocks. The S&P 500 represents a portfolio with a similar focus. The objective of a performance-based fee is to better align the economic incentives of the management firm with the interests of shareholders. Basing the performance adjustment on the S&P 500 would align Pioneer's economic incentives with the economic interest of shareholders.

  * Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of Pioneer Fund in part upon the relative performance of the fund and the S&P 500. This will similarly align the financial interests of the portfolio managers with those of the fund and Pioneer.

  * The board of trustees also considered alternative indexes, including peer group indexes such as the Lipper Large Cap Value Index and the Lipper Large Cap Core Index, and concluded that the alternative indexes would not be as effective in achieving the goal of the performance fee.

  * The board of trustees reviewed data comparing the fee that would have been paid by the fund using the S&P 500 as the Benchmark Index since the adoption of a performance-based fee in 1996. While the results in individual years vary, overall the use of the S&P 500 would have resulted in a lower management fee for Pioneer than the actual fee that Pioneer received or the fee that would have resulted using alternative peer group indexes. This historical comparison is not necessarily indicative of the relative fees that would result from future performance. As a result of the change in the Benchmark Index, the fund's annual operating expenses may increase. Whether any increase will occur compared to the continued use of the current Benchmark Index will depend upon the fund's relative performance to the current and new benchmarks, which cannot be predicted.

Pioneer Growth Shares. The fund's current Benchmark Index -- the Russell 1000 -- is less closely aligned with the fund's investment approach than the proposed Benchmark Index, the Russell 1000 Growth Index. The fund is managed as a large cap growth fund, and Pioneer seeks securities of issuers with above average potential for earnings and revenue growth for the fund's portfolio. The Russell 1000 includes stocks with both value and growth characteristics, while the Russell 1000 Growth Index represents the securities in the Russell 1000 with growth characteristics. In light of the fund's investment focus, the board of trustees concluded that it was desirable to change the Benchmark Index so the Benchmark Index is aligned with the manner in which the fund is managed. In light of the objectives of the fund's performance fee structure, the board of trustees considered several alternative successor Benchmark Indexes and concluded that the Russell 1000 Growth Index was best suited to achieve these goals. The board of trustees believes that the modified performance adjustment will better align the interests of the fund's shareholders and Pioneer. Specifically, Pioneer recommended this change -- and the trustees determined to recommend the change to shareholders -- based on the following:

  * Performance-based compensation continues to be a desirable method to reward good investment performance and penalize bad performance.

  * The fund is managed as a large cap growth fund. The Russell 1000 Growth Index represents a portfolio with a similar focus, i.e., a portfolio of growth-oriented stocks, while the Russell 1000 is a large cap index comprised of stocks that are not chosen on the basis of a growth or value investment approach. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustment on the Russell 1000 Growth Index would better align Pioneer's economic incentives with the manner in which the fund is managed and consequently the economic interest of shareholders.

  * Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of Pioneer Growth Shares in part upon the relative performance of the fund and the Russell 1000 Growth Index. Basing the performance adjustment on the Russell 1000 Growth Index would align Pioneer's economic incentives with the economic interest of shareholders.

  * The board of trustees also considered alternative indexes, including peer group indexes such as the Lipper Large-Cap Growth Index, and concluded that the alternative indexes would not be as effective in achieving the goals of the performance fee.

  * The board of trustees reviewed data comparing the fee that would have been paid by the fund using the Russell 1000 Growth Index as the Benchmark Index since the adoption of a performance-based fee in 1999. While the results in individual years vary, overall the use of the Russell 1000 Growth Index would have resulted in a higher net management fee for Pioneer than the actual fee that Pioneer received. However, the board of trustees concluded that the potential benefits of the proposed Benchmark Fee outweighed this potentially negative factor. This historical comparison is not necessarily indicative of the relative fees that would result from future performance. As a result of the change in the Benchmark Index, the fund's annual operating expenses may increase. Whether any increase will occur compared to the continued use of the current Benchmark Index will depend upon the fund's relative performance to the current and new benchmarks, which cannot be predicted.

  * The Russell 1000 Growth Index is widely recognized and widely used by mutual fund and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information.

Terms of existing and proposed contracts

Except for the modification of the Benchmark Index and modification to the expense provision discussed below, the terms of the existing and proposed contracts are substantially identical. Pursuant to the terms of each contract, Pioneer serves as investment adviser to each fund and is responsible for the overall management of each fund's business affairs subject only to the authority of the board of trustees. Pioneer is authorized to buy and sell securities for the account of the fund and to designate brokers to carry out such transactions. Pioneer may not make any purchase the cost of which exceeds funds currently available for the fund and may not make any purchase which would violate any fundamental policy or restriction in the fund's prospectus or statement of additional information as in effect from time to time.

Existing contracts

The shareholders of each fund last approved the fund's existing contract on September 11, 2000. Each existing contract was approved by the board of trustees, with its renewal most recently approved at a meeting held on December 3, 2002, at which meeting the board of trustees also approved the proposed contract, subject to shareholder approval. Each existing contract is renewable annually by the vote of a majority of the fund's board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the fund, Pioneer or PFD, cast in person at a meeting called for the purpose of voting on such renewal. Each existing contract terminates if assigned (as defined in the 1940 Act) and may be terminated without penalty by either party by vote of its board or a majority of the fund's outstanding voting securities and upon 60 days' written notice.

As compensation for its management services and certain expenses which Pioneer incurs on behalf of the fund, the fund pays Pioneer an annual management fee. The basic fee is equal to the percentage(s) stated in the table above that is applied to the fund's average daily net assets on an annual basis. A percentage of the basic fee rate (based upon the number of days in the current month) is multiplied by the fund's average daily net assets for the current month, giving a dollar amount that is the monthly basic fee. The basic fee is subject to an upward or downward adjustment depending on whether and to what extent the investment performance of the fund for the performance period exceeds, or is exceeded by, the record of the Benchmark Index over the same period.

The performance period consists of the current month and the prior 35 months. Each percentage point of difference (up to a maximum of +/-10 (+/-20 in the case of Pioneer Mid Cap Growth Fund)) is multiplied by a performance adjustment rate of 0.01% (0.02% in the case of Pioneer Mid Cap Growth Fund). The maximum annualized adjustment rate is +/-0.10% (+/-0.20% for Pioneer Mid Cap Growth Fund). This performance comparison is made at the end of each month. A percentage of this rate (based upon the number of days in the current month) is then multiplied by the average daily net assets of the fund over the entire performance period, giving a dollar amount that is added to (or subtracted from) the basic fee. The monthly performance adjustment is further adjusted to the extent necessary in order to ensure that the total annual adjustment to the basic fee does not exceed +/-0.10% of the average daily net assets for that year (+/-0.20% for Pioneer Mid Cap Growth Fund). The basic fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is paid monthly.

Each fund's performance is calculated based on the net asset value of the fund's Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in Class A shares at the net asset value as of the payment date. Because the adjustment to the basic fee is based on the comparative performance of the fund and the record of the Benchmark Index, the controlling factor is not whether fund performance is up or down, but whether it is up or down more or less than the record of the Benchmark Index. Moreover, the comparative investment performance of the fund is based solely on the recent performance period without regard to the cumulative performance over a longer or shorter period of time.

Proposed contracts

The terms of each proposed contract differ materially from those of each existing contract only in respect of the performance adjustment component of the management fee payable to Pioneer and the modification of the fund's expenses discussed below. This summary of the proposed contracts is qualified by reference to the form of proposed management contract attached to this proxy statement as Exhibit B.

Index comparisons

Pioneer Mid Cap Growth Fund. In 1996, the trustees initially designated the S&P 400 as the Benchmark Index for purposes of calculating the performance adjustment. The S&P 400 is a market capitalization weighted index of 400 domestic stocks chosen for market size (midcap), liquidity and industry group representation. The Russell Midcap Growth Index is an index comprised of the issuers included in the Russell Midcap[R] Index with the highest price-to-book ratios and higher forecast growth rates. The Russell Midcap Index consists of the 800 issuers in the Russell 1000 with the smallest market capitalization.

Pioneer Value Fund and Pioneer Mid Cap Value Fund. In the mid- to late-1990s, the trustees initially designated the Lipper Growth and Income Index as the Benchmark Index for Pioneer Value Fund and the Lipper Growth Index for Pioneer Mid Cap Value Fund for purposes of calculating their performance adjustments. The Lipper Growth and Income Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with investment objectives oriented toward growth and income. The Lipper Growth Index also an equally weighted index of the thirty largest funds, but with investment objectives oriented toward growth. In 1999, Lipper significantly changed its fund classification system. Previously, Lipper's classification system had been based on each fund's stated investment objective. Lipper now bases a fund's classification on the actual securities in the fund's portfolio and its investment style. As part of this change, Lipper reclassified funds in several objective categories, including its Growth and Income category and its Growth category. Lipper currently classifies Pioneer Value Fund as a "Large-Cap Value" fund and Pioneer Mid Cap Value Fund as a "Mid-Cap Value" fund. Although Lipper still calculates the current Benchmark Indexes, they are no longer widely published. Pioneer and the trustees also do not believe that the investment companies included in the Lipper Growth and Income Index and the Lipper Growth Index are representative of the funds' most comparable peers. In addition, the Lipper Growth and Income Index includes funds that have designated income as a primary aim. Although Pioneer Value Fund will continue to consider dividend income in its security selection process, Pioneer and the trustees are recommending that the fund no longer identify this consideration in a manner more prominent than its other stock selection criteria. See Proposal 4(n). The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000. The Russell Midcap Value Index is a measure of the performance of value-oriented stocks in the Russell Midcap Index.

Pioneer Fund. In 1996, the trustees initially designated the Lipper Growth and Income Index as the Benchmark Index for purposes of calculating the performance adjustment. The Lipper Growth and Income Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with investment objectives oriented toward growth and income. In 1999, Lipper significantly changed its fund classification system. Previously, Lipper's classification system had been based on each fund's stated investment objective. Lipper now bases a fund's classification on the actual securities in the fund's portfolio and its investment style. As part of this change, Lipper reclassified funds in several objective categories, including its Growth and Income category. Lipper currently classifies the fund as a "Large Cap Core" fund. Although Lipper still calculates the Lipper Growth and Income Index, it is no longer widely published. Pioneer and the trustees also do not believe that the investment companies included in the Lipper Growth and Income Index are representative of the fund's most comparable peers. In addition, the Lipper Growth and Income Index includes funds that have designated income as a primary aim. Although the fund will continue to consider dividend income in its security selection process, Pioneer does not identify this consideration in a manner more prominent than its other stock selection criteria. The S&P 500 is an unmanaged capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Its component stocks are listed on the New York Stock Exchange, American Stock Exchange and traded in the over-the-counter market. The S&P 500 consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Pioneer Growth Shares. In 1999, the trustees initially designated the Russell 1000 as the Benchmark Index for purposes of calculating the performance adjustment. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000[R] Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The board of trustees believes that it is appropriate and in the best interests of the fund's shareholders to change the Benchmark Index from the Russell 1000 to the Russell 1000 Growth Index.

Implementation of modification to the performance adjustments

The effective date of the proposed contract is expected to be May 1, 2003 or as soon thereafter as practicable. To prevent unfairness to each fund, the calculation of the performance adjustment for any portion of the performance period prior to effective date of the change will be based upon the fund's performance compared to the current Benchmark Index. Because the performance adjustment is based on a 36-month performance period, the use of the current Benchmark Index thus will "phase out" over 36 months.

Effect of modifying the performance adjustments

If the proposal is approved, subject to a 36-month "phase-out," each fund's management fee rate would be increased or decreased based on the fund's performance relative to the proposed Benchmark Index. The impact of the change in any Benchmark Index cannot be predicted. The future impact of changing the Benchmark Index will depend on many different factors and may represent an increase or decrease from the fund's management fee under the existing contract, depending on the fund's performance relative to the current Benchmark Index and the proposed Benchmark Index.

The following table shows for each of the fiscal periods since each fund implemented a performance fee the actual fee paid by the fund to Pioneer and Pioneer's estimate of the fee that would have been paid if the proposed Benchmark Index had been the Benchmark Index throughout the relevant period.

                                           Net Assets at       Actual Fee Paid     Pro forma
Fund                  Period               Period End          to Pioneer          fee1                Difference
--------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap
Growth Fund           Feb-Sept 1997        $1,054,444,682        $2,819,067          $2,976,719           $157,652
                      1998                   $774,686,076        $4,148,850          $4,194,029            $45,179
                      1999                   $753,130,514        $3,487,020          $3,495,809             $8,789
                      2000                 $1,139,463,045        $4,849,160          $4,535,169          $(313,991)
                      2001                   $604,853,861        $3,573,669          $3,762,293           $188,624
                      2002                   $453,345,274        $2,720,681          $4,987,627         $2,266,946
                      Total                                     $21,598,447         $23,951,646         $2,353,199
Pioneer Value
Fund                  May-Sept 1996        $5,432,875,000       $10,878,750         $11,983,620         $1,104,870
                      1997                 $7,551,587,780       $37,455,000         $33,785,855        $(3,669,145)
                      1998                 $5,520,940,453       $38,136,613         $37,299,039          $(837,574)
                      1999                 $5,151,869,805       $29,178,436         $29,120,640           $(57,796)
                      2000                 $4,638,959,527       $24,602,070         $24,950,039           $347,969
                      2001                 $3,912,363,616       $24,514,302         $23,611,844          $(902,458)
                      2002                 $3,038,866,661       $27,704,684         $27,001,339          $(703,345)
                      Total                                    $192,469,855        $187,752,376        $(4,717,479)
Pioneer Mid Cap
Value Fund            May-Oct 1999         $1,516,028,015        $4,657,947          $4,884,728           $226,781
                      2000                 $1,309,754,988        $7,791,802          $9,157,390         $1,365,588
                      2001                 $1,285,425,200        $9,424,320          $9,410,997           $(13,323)
                      2002                 $1,196,659,442       $10,357,438          $9,981,412          $(376,026)
                      Total                                     $32,231,507         $33,434,527         $1,203,020

Pioneer Fund          May-Dec 1996         $2,907,442,000        $9,198,664          $8,995,890          $(202,774)
                      1997                 $4,052,996,507       $21,236,502         $18,712,985        $(2,523,517)
                      1998                 $5,707,945,102       $31,632,164         $26,609,929        $(5,022,235)
                      1999                 $7,400,362,084       $43,260,917         $39,424,595        $(3,836,322)
                      2000                 $7,604,651,534       $51,229,481         $48,130,574        $(3,098,907)
                      2001                 $7,205,559,348       $49,030,512         $50,039,950         $1,009,348
                      2002                 $5,379,335,068       $36,391,663         $43,686,293         $7,294,630
                      Total                                    $241,979,903        $235,600,216        $(6,379,687)
Pioneer Growth
Shares                Oct-Dec 2000         $1,920,099,064        $2,920,714          $3,206,699           $285,985
                      2001                 $1,330,538,708        $8,711,636         $11,246,366         $2,534,730
                      2002                   $702,861,823        $5,462,388          $6,022,647           $560,259
                      Total                                     $17,094,738         $20,475,712         $3,380,974

----------------
1 Reflects fee that would have been paid to Pioneer if the proposed Benchmark Index was the Benchmark Index throughout the period.

Set forth below is a table showing, for each fund's most recently completed fiscal year, the dollar amount of management fees under each fund's existing contract at the maximum, basic and minimum fee rates, the actual management fees paid and the amount of fees that would have been paid under the proposed contract. The table also shows the percentage differences between the amounts that would have been paid under the proposed contract and amount actually paid under the existing contract. Also set forth below is a comparative fee table showing the amount of fees and expenses paid by the fund under the existing contract as a percentage of average daily net assets, using the maximum, basic and minimum management fee rates, the actual management fee paid, and the amount of fees and expenses shareholders would have paid if the proposed contract had been in effect. For information on management fees paid by other funds managed by Pioneer with similar objectives, see Exhibit C.

                                          PIONEER MID CAP GROWTH FUND
                                     DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                                     (fiscal year ended September 30, 2002)
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Amount of Fees Paid or that
Would Have Been Paid            $5,281,322     $4,001,001     $2,720,681       $2,720,681      $4,987,627
Percentage Difference from
Amount Paid under
Proposed Contract                  N/A             N/A           N/A             +83.3%            --
                                                PIONEER VALUE FUND
                                     DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                                     (fiscal year ended September 30, 2002)
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Amount of Fees Paid or that
Would Have Been Paid           $27,756,389    $23,791,191    $19,825,992      $27,704,684     $27,001,339
Percentage Difference from
Amount Paid under
Proposed Contract                  N/A             N/A           N/A             -2.5%             --
                                        PIONEER MID CAP VALUE FUND
                                   DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                                   (fiscal year ended October 31, 2002)
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Amount of Fees Paid or that
Would Have Been Paid           $10,436,226     $9,065,712     $7,695,198      $10,357,438      $9,981,412
Percentage Difference from
Amount Paid under
Proposed Contract                  N/A             N/A           N/A             -3.6%             --
                                               PIONEER FUND
                                   DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                                   (fiscal year ended December 31, 2002)
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Amount of Fees Paid or that
Would Have Been Paid           $44,121,727    $37,818,623    $31,515,519      $36,391,663     $43,686,293
Percentage Difference from
Amount Paid under
Proposed Contract                  N/A             N/A           N/A             +20.0%            --
                                           PIONEER GROWTH SHARES
                                   DOLLAR AMOUNT OF MANAGEMENT FEES PAID
                                   (fiscal year ended December 31, 2002)
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Amount of Fees Paid or that
Would Have Been Paid            $7,357,801     $6,410,095     $5,462,388       $5,462,388      $6,022,647
Percentage Difference from
Amount Paid under
Proposed Contract                  N/A             N/A           N/A             +10.3%            --

                                       COMPARATIVE FEE TABLES
Pioneer Mid Cap Growth Fund
(fiscal year ended September 30, 2002)
Annual Fund Operating Expenses
(As A Percentage Of Average Net Assets)

Class A Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.825%         0.625%         0.425%          0.425%          0.78%
Distribution and Service
(12b-1) Fee                       0.25%          0.25%          0.25%           0.25%          0.25%
Other Expenses                    0.27%          0.27%          0.27%           0.27%          0.27%
Total Annual Fund
Operating Expenses               1.345%         1.145%         0.945%          0.945%          1.30%
Class B Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.825%         0.625%         0.425%          0.425%          0.78%
Distribution and Service
(12b-1) Fee                       1.00%          1.00%          1.00%           1.00%          1.00%
Other Expenses                    0.89%          0.89%          0.89%           0.89%          0.89%
Total Annual Fund
Operating Expenses               2.715%         2.515%         2.315%          2.315%          2.67%
Class C Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.825%         0.625%         0.425%          0.425%          0.78%
Distribution and Service
(12b-1) Fee                       1.00%          1.00%          1.00%           1.00%          1.00%
Other Expenses                    1.14%          1.14%          1.14%           1.14%          1.14%
Total Annual Fund
Operating Expenses               2.965%         2.765%         2.565%          2.565%          2.92%
Pioneer Value Fund
(fiscal year ended September 30, 2002)
Annual Fund Operating Expenses
(As A Percentage Of Average Net Assets)

Class A Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.70%           0.60%          0.50%           0.70%          0.68%
Distribution and Service
(12b-1) Fee                      0.25%           0.25%          0.25%           0.25%          0.25%
Other Expenses                   0.21%           0.21%          0.21%           0.21%          0.21%
Total Annual Fund
Operating Expenses               1.16%           1.06%          0.96%           1.16%          1.14%
Class B Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.70%           0.60%          0.50%           0.70%          0.68%
Distribution and Service
(12b-1) Fee                      1.00%           1.00%          1.00%           1.00%          1.00%
Other Expenses                   0.59%           0.59%          0.59%           0.59%          0.59%
Total Annual Fund
Operating Expenses               2.29%           2.19%          2.09%           2.29%          2.27%
Class C Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.70%           0.60%          0.50%           0.70%          0.68%
Distribution and Service
(12b-1) Fee                      1.00%           1.00%          1.00%           1.00%          1.00%
Other Expenses                   0.62%           0.62%          0.62%           0.62%          0.62%
Total Annual Fund
Operating Expenses               2.32%           2.22%          2.12%           2.32%          2.30%
Pioneer Mid Cap Value Fund
(fiscal year ended October 31, 2002)
Annual Fund Operating Expenses
(As A Percentage Of Average Net Assets)

Class A Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.80%           0.70%         0.525%           0.76%          0.73%
Distribution and Service
(12b-1) Fee                      0.25%           0.25%          0.25%           0.25%          0.25%
Other Expenses                   0.29%           0.29%          0.29%           0.29%          0.29%
Total Annual Fund
Operating Expenses               1.34%           1.24%         1.065%           1.30%          1.27%
Class B Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.80%           0.70%         0.525%           0.76%          0.73%
Distribution and Service
(12b-1) Fee                      1.00%           1.00%          1.00%           1.00%          1.00%
Other Expenses                   0.34%           0.34%          0.34%           0.34%          0.34%
Total Annual Fund
Operating Expenses               2.14%           2.04%         1.865%           2.10%          2.07%
Class C Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.80%           0.70%         0.525%           0.76%          0.73%
Distribution and Service
(12b-1) Fee                      1.00%           1.00%          1.00%           1.00%          1.00%
Other Expenses                   0.44%           0.44%          0.44%           0.44%          0.44%
Total Annual Fund
Operating Expenses               2.24%           2.14%         1.965%           2.20%          2.17%
Class Y Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.80%           0.70%         0.525%           0.76%          0.73%
Distribution and Service
(12b-1) Fee                      0.00%           0.00%          0.00%           0.00%          0.00%
Other Expenses                   0.08%           0.08%          0.08%           0.08%          0.08%
Total Annual Fund
Operating Expenses               0.88%           0.78%         0.605%           0.84%          0.81%
Pioneer Fund
(fiscal year ended December 31, 2002)
Annual Fund Operating Expenses
(As A Percentage Of Average Net Assets)

Class A Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.70%           0.60%          0.50%           0.58%          0.69%
Distribution and Service
(12b-1) Fee                      0.25%           0.25%          0.25%           0.25%          0.25%
Other Expenses                   0.28%           0.28%          0.28%           0.28%          0.28%
Total Annual Fund
Operating Expenses               1.23%           1.13%          1.03%           1.11%          1.22%
Class B Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.70%           0.60%          0.50%           0.58%          0.69%
Distribution and Service
(12b-1) Fee                      1.00%           1.00%          1.00%           1.00%          1.00%
Other Expenses                   0.39%           0.39%          0.39%           0.39%          0.39%
Total Annual Fund
Operating Expenses               2.09%           1.99%          1.89%           1.97%          2.08%
Class C Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.70%           0.60%          0.50%           0.58%          0.69%
Distribution and Service
(12b-1) Fee                      1.00%           1.00%          1.00%           1.00%          1.00%
Other Expenses                   0.31%           0.31%          0.31%           0.31%          0.31%
Total Annual Fund
Operating Expenses               2.01%           1.91%          1.81%           1.89%          2.00%
Class Y Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.70%           0.60%          0.50%           0.58%          0.69%
Distribution and Service
(12b-1) Fee                      0.00%           0.00%          0.00%           0.00%          0.00%
Other Expenses                   0.11%           0.11%          0.11%           0.11%          0.11%
Total Annual Fund
Operating Expenses               0.81%           0.71%          0.61%           0.69%          0.80%
Pioneer Growth Shares
(fiscal year ended December 31, 2002)
Annual Fund Operating Expenses
(As A Percentage Of Average Net Assets)

Class A Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.80%           0.70%         0.525%           0.58%          0.64%
Distribution and Service
(12b-1) Fee                      0.25%           0.25%          0.25%           0.25%          0.25%
Other Expenses                   0.55%           0.55%          0.55%           0.55%          0.55%
Total Annual Fund
Operating Expenses               1.60%           1.50%         1.325%           1.38%          1.44%
Class B Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.80%           0.70%         0.525%           0.58%          0.64%
Distribution and Service
(12b-1) Fee                      1.00%           1.00%          1.00%           1.00%          1.00%
Other Expenses                   0.67%           0.67%          0.67%           0.67%          0.67%
Total Annual Fund
Operating Expenses               2.47%           2.37%         2.195%           2.25%          2.31%
Class C Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.80%           0.70%         0.525%           0.58%          0.64%
Distribution and Service
(12b-1) Fee                      1.00%           1.00%          1.00%           1.00%          1.00%
Other Expenses                   0.66%           0.66%          0.66%           0.66%          0.66%
Total Annual Fund
Operating Expenses               2.46%           2.36%         2.185%           2.24%          2.30%
Class Y Shares
                                                                               Existing       Proposed
                                                                               Contract       Contract
                                 Maximum         Basic         Minimum          Actual        Pro Forma
-----------------------------------------------------------------------------------------------------------
Management Fee                   0.80%           0.70%         0.525%           0.58%          0.64%
Distribution and Service
(12b-1) Fee                      0.00%           0.00%          0.00%           0.00%          0.00%
Other Expenses                   0.15%           0.15%          0.15%           0.15%          0.15%
Total Annual Fund
Operating Expenses               0.95%           0.85%         0.675%           0.73%          0.79%

Examples

The following examples help you compare the costs of investing in each fund with the cost of investing in other mutual funds. They assume that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year and d) the fund's operating expenses remain the same. The tables show your costs under the current contract and your costs if the proposed contract had been in effect during a fund's most recent fiscal year.

                                   If you sell your shares                          If you do not sell your shares
                                 ------------------------------------------------------------------------------------
                                                       Number of years you own your shares
                                 ------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund      1          3          5          10         1          3          5          10
Class A
Basic                            $685       $918       $1,169     $1,887     $685       $918       $1,169     $1,887
Maximum                          $704       $977       $1,269     $2,100     $704       $977       $1,269     $2,100
Minimum                          $665       $857       $1,065     $1,663     $665       $857       $1,065     $1,663
Existing Contract                $665       $857       $1,065     $1,663     $665       $857       $1,065     $1,663
Proposed Contract                $700       $963       $1,247     $2,053     $700       $963       $1,247     $2,053

Class B
Basic                            $655       $1,083     $1,538     $2,513     $255       $783       $1,338     $2,513
Maximum                          $675       $1,143     $1,637     $2,715     $275       $843       $1,437     $2,100
Minimum                          $634       $1,021     $1,435     $2,301     $234       $721       $1,235     $2,301
Existing Contract                $634       $1,021     $1,435     $2,301     $234       $721       $1,235     $2,301
Proposed Contract                $670       $1,129     $1,615     $2,670     $270       $829       $1,415     $2,670

Class C
Basic                            $476       $949       $1,547     $3,164     $377       $949       $1,547     $3,164
Maximum                          $496       $1,008     $1,644     $3,352     $397       $1,008     $1,644     $3,352
Minimum                          $456       $889       $1,447     $2,966     $357       $889       $1,447     $2,966
Existing Contract                $456       $889       $1,447     $2,966     $357       $889       $1,447     $2,966
Proposed Contract                $491       $995       $1,622     $3,310     $392       $995       $1,622     $3,310
                                   If you sell your shares                          If you do not sell your shares
                                 ------------------------------------------------------------------------------------
                                                       Number of years you own your shares
                                 ------------------------------------------------------------------------------------
Pioneer Value Fund               1          3          5          10         1          3          5          10
Class A
Basic                            $677       $893       $1,126     $1,795     $677       $893       $1,126     $1,795
Maximum                          $686       $922       $1,117     $1,903     $686       $922       $1,117     $1,903
Minimum                          $667       $863       $1,075     $1,685     $667       $863       $1,075     $1,685
Existing Contract                $686       $922       $1,117     $1,903     $686       $922       $1,117     $1,903
Proposed Contract                $694       $946       $1,217     $1,989     $694       $946       $1,217     $1,989

Class B
Basic                            $622       $985       $1,375     $2,237     $222       $685       $1,175     $2,237
Maximum                          $632       $1,015     $1,425     $2,341     $232       $715       $1,225     $2,341
Minimum                          $612       $955       $1,324     $2,131     $212       $655       $1,124     $2,131
Existing Contract                $632       $1,015     $1,425     $2,341     $232       $715       $1,225     $2,341
Proposed Contract                $630       $1,009     $1,415     $2,246     $230       $709       $1,215     $2,346

Class C
Basic                            $422       $787       $1,278     $2,629     $323       $787       $1,278     $2,629
Maximum                          $432       $817       $1,328     $2,729     $333       $817       $1,328     $2,729
Minimum                          $412       $757       $1,228     $2,527     $313       $757       $1,228     $2,527
Existing Contract                $432       $817       $1,328     $2,729     $333       $817       $1,328     $2,729
Proposed Contract                $430       $811       $1,318     $2,709     $331       $811       $1,318     $2,709
                                   If you sell your shares                          If you do not sell your shares
                                 ------------------------------------------------------------------------------------
                                                       Number of years you own your shares
                                 ------------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund       1          3          5          10         1          3          5          10
Class A
Basic                            $694       $946       $1,217     $1,989     $694       $946       $1,217     $1,989
Maximum                          $704       $975       $1,267     $2,095     $704       $975       $1,267     $2,095
Minimum                          $677       $894       $1,129     $1,800     $677       $894       $1,129     $1,800
Existing Contract                $700       $963       $1,247     $2,053     $700       $963       $1,247     $2,053
Proposed Contract                $697       $955       $1,232     $2,021     $697       $955       $1,232     $2,021

Class B
Basic                            $607       $940       $1,298     $2,163     $207       $640       $1,098     $2,163
Maximum                          $617       $970       $1,349     $2,269     $217       $670       $1,149     $2,269
Minimum                          $589       $886       $1,208     $1,976     $189       $586       $1,008     $1,976
Existing Contract                $613       $958       $1,329     $2,227     $213       $658       $1,129     $2,227
Proposed Contract                $610       $949       $1,314     $2,195     $210       $649       $1,114     $2,195

Class C
Basic                            $414       $763       $1,238     $2,548     $315       $763       $1,238     $2,548
Maximum                          $424       $793       $1,288     $2,649     $325       $793       $1,288     $2,649
Minimum                          $396       $711       $1,149     $2,368     $297       $711       $1,149     $2,368
Existing Contract                $420       $781       $1,268     $2,609     $321       $781       $1,268     $2,609
Proposed Contract                $417       $772       $1,253     $2,598     $318       $772       $1,253     $2,578

Class Y
Basic                            $80        $249       $433       $966       $80        $249       $433       $966
Maximum                          $90        $281       $488       $1,084     $90        $281       $488       $1,084
Minimum                          $62        $194       $338       $756       $62        $194       $338       $756
Existing Contract                $86        $268       $466       $1,037     $86        $268       $466       $1,037
Proposed Contract                $76        $243       $422       $942       $76        $243       $422       $942
                                   If you sell your shares                          If you do not sell your shares
                                 ------------------------------------------------------------------------------------
                                                       Number of years you own your shares
                                 ------------------------------------------------------------------------------------
Pioneer Fund                     1          3          5          10         1          3          5          10
Class A
Basic                            $684       $913       $1,161     $1,871     $684       $913       $1,161     $1,871
Maximum                          $693       $943       $1,212     $1,978     $693       $943       $1,212     $1,784
Minimum                          $674       $884       $1,111     $1,762     $674       $884       $1,111     $1,762
Existing Contract                $682       $908       $1,151     $1,849     $682       $908       $1,151     $1,849
Proposed Contract                $692       $940       $1,207     $1,967     $692       $940       $1,207     $1,967

Class B
Basic                            $602       $924       $1,273     $2,095     $202       $624       $1,073     $2,095
Maximum                          $612       $955       $1,324     $2,201     $212       $655       $1,124     $2,201
Minimum                          $592       $894       $1,221     $1,987     $192       $594       $1,021     $1,987
Existing Contract                $600       $918       $1,262     $2,073     $200       $618       $1,062     $2,073
Proposed Contract                $611       $952       $1,319     $2,190     $211       $652       $1,119     $2,190

Class C
Basic                            $391       $694       $1,121     $2,310     $292       $694       $1,121     $2,310
Maximum                          $401       $724       $1,172     $2,414     $302       $724       $1,172     $2,414
Minimum                          $381       $664       $1,070     $2,205     $282       $664       $1,070     $2,205
Existing Contract                $389       $688       $1,111     $2,289     $290       $688       $1,111     $2,289
Proposed Contract                $400       $721       $1,167     $2,404     $301       $721       $1,167     $2,404

Class Y
Basic                            $73        $227       $395       $883       $73        $227       $395       $883
Maximum                          $83        $259       $450       $1,002     $83        $259       $450       $1,002
Minimum                          $62        $195       $340       $762       $62        $195       $340       $762
Existing Contract                $70        $221       $384       $859       $70        $221       $384       $859
Proposed Contract                $82        $255       $444       $990       $82        $255       $444       $990
                                   If you sell your shares                          If you do not sell your shares
                                 ------------------------------------------------------------------------------------
                                                       Number of years you own your shares
                                 ------------------------------------------------------------------------------------
Pioneer Growth Shares            1          3          5          10         1          3          5          10
Class A
Basic                            $719       $1,022     $1,346     $2,263     $719       $1,022     $1,346     $2,263
Maximum                          $728       $1,051     $1,396     $2,366     $728       $1,051     $1,396     $2,366
Minimum                          $702       $971       $1,259     $2,079     $702       $971       $1,259     $2,079
Existing Contract                $707       $987       $1,287     $2,137     $707       $987       $1,287     $2,137
Proposed Contract                $713       $1,004     $1,317     $2,200     $713       $1,004     $1,317     $2,200

Class B
Basic                            $640       $1,039     $1,465     $2,490     $240       $739       $1,265     $2,263
Maximum                          $650       $1,070     $1,516     $2,592     $250       $770       $1,316     $2,592
Minimum                          $623       $987       $1,377     $2,309     $223       $687       $1,177     $2,309
Existing Contract                $628       $1,003     $1,405     $2,366     $228       $703       $1,205     $2,366
Proposed Contract                $634       $1,021     $1,435     $2,428     $234       $721       $1,235     $2,428

Class C
Basic                            $436       $829       $1,348     $2,769     $337       $829       $1,348     $2,769
Maximum                          $446       $859       $1,397     $2,868     $347       $859       $1,397     $2,868
Minimum                          $418       $777       $1,260     $2,593     $319       $777       $1,260     $2,593
Existing Contract                $424       $793       $1,288     $2,649     $325       $793       $1,288     $2,649
Proposed Contract                $430       $811       $1,318     $2,709     $331       $811       $1,318     $2,709

Class Y
Basic                            $87        $271       $471       $1,049     $87        $271       $471       $1,049
Maximum                          $97        $303       $525       $1,166     $97        $303       $525       $1,166
Minimum                          $64        $200       $349       $780       $64        $200       $349       $780
Existing Contract                $75        $233       $406       $906       $75        $233       $406       $906
Proposed Contract                $81        $252       $439       $978       $81        $252       $439       $978

Modification of operating expense provision

Under each existing contract, Pioneer pays all expenses not specifically assumed by the fund under the existing contract where such expenses are incurred by Pioneer or the fund in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the fund. Under the existing contracts each fund assumes the following expenses: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund;
(d) issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 under the 1940 Act; (j) compensation of those trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition, the fund pays all brokers' and underwriting commissions chargeable to the fund in connection with its securities transactions.

The proposed contract would maintain the same basic arrangement with respect to each fund's expenses. However, a new category of assumed expenses would be added. This category would include any other expense that the applicable fund, Pioneer or any other agent of the fund may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the board of trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed in the existing contract. Whether a fund assumes expenses that fall into this category in the future would be determined by the board of trustees (including a majority of the Independent Trustees) and not Pioneer. The intention of this additional category is to allow the board of trustees some flexibility to allocate to any fund expenses that may be incurred, and would otherwise be paid by Pioneer, that arise out of changed circumstances or board mandates or are of the same character as the expenses currently allocated to the fund. Since the board of trustees has no current plans to cause the funds to assume additional expenses pursuant to this new category, adoption of the proposed contract is not expected to have any immediate effect on a fund's expenses as a result of this provision. However, this provision may in the future result in the fund incurring additional expenses, which could adversely affect the fund's performance.

Other provisions under the existing and proposed contracts

Standard of care. Under each contract, Pioneer "will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of [Pioneer] . . . ." Pioneer, however, shall not be protected against liability by reason of its ". . . willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties" under each contract.

Pioneer's authority. Each contract provides that Pioneer shall have full discretion to act for the fund in connection with purchase and sale transactions subject only to the declaration of trust, by-laws, currently effective registration statements under the 1940 Act and the Securities Act of 1933, as amended, investment objective, policies and restrictions of the fund in effect from time to time, and specific policies and instructions established from time to time by the trustees.

Portfolio trading. Each contract expressly permits Pioneer to engage in such activity. For a more detailed description of the fund's current portfolio brokerage practices, see Exhibit C.

Expense limitation. Each contract provides that Pioneer may from time to time agree not to impose all or a portion of its fee or otherwise take action to reduce expenses of the fund. Any such fee limitation or expense reduction is voluntary and may be discontinued or modified by Pioneer at any time.

Other provisions. Each contract includes provisions that provide that: (i) the law of The Commonwealth of Massachusetts shall be the governing law of the contract; (ii) Pioneer is an independent contractor and not an employee of the fund; (iii) the contract is the entire agreement between the parties with respect to the matters described therein; (iv) the contract may be executed using counterpart signature pages; (v) invalid or unenforceable provisions of the contract are severable and do not render the entire agreement invalid or unenforceable; and (vi) subject to obtaining best execution, Pioneer may consider sales of the fund when selecting brokers and dealers to execute the fund's securities transactions.

Miscellaneous

If approved, the proposed contract will become effective on May 1, 2003 (or if approved after that date, on the first day of the first month following the approval date), subject to a 36-month "phase-out" period with respect to the modification of the performance adjustment (see above), and will continue in effect until December 31, 2004. Thereafter, the proposed contract will continue from year to year subject to annual approval by the board of trustees in the same manner as the existing contract. The proposed contract terminates if assigned (as defined in the 1940 Act) and may terminate without penalty by either party, by vote of its board or by a vote of a majority of the outstanding voting securities of the fund and upon 60 days' written notice.

Additional information pertaining to Pioneer

For additional information concerning the management, ownership structure, affiliations, brokerage policies and certain other matters pertaining to Pioneer, see Exhibit C.

Factors considered by the trustees

The trustees have been monitoring the continued appropriateness of each current Benchmark Index for several years and at several meetings during 2002 considered alternative successor indexes to each fund's Benchmark Index. The trustees also considered the merits of continuing a performance-based fee structure compared to a traditional asset based fee. On the basis of that review, the trustees determined that the terms of each proposed contract are fair and reasonable and that approval of the proposed contract on behalf of the fund is in the best interests of the fund and its shareholders. The trustees believe that the proposed contracts will enable the funds to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the funds and their shareholders. Each proposed contract also provides Pioneer with an economic incentive to outperform the Benchmark Index and to devote sufficient resources to the management of the fund. In making such determinations, the Independent Trustees met independently from the Interested Trustees of the funds and any officers of Pioneer or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the funds. In considering the proposed contract, the trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

In connection with their meeting on December 3, 2002 and at meetings of the Independent Trustees on November 5, 2002 and November 18, 2002, the trustees requested and received materials specifically relating to the proposed changes. These materials included (i) information about the effect of the changes on each fund's management fee and overall expense ratio,
(ii) comparative information about the composition and use of the current Benchmark Index, the proposed Benchmark Index and other alternative indexes; (iii) information regarding the relative historical correlation of the performance of each fund, the current Benchmark Index and the proposed Benchmark Index; (iv) information regarding alternative indexes and the fees that Pioneer would have been paid under certain of these indexes and
(v) detailed rationales for, including potential benefits of, the changes. The Independent Trustees also consulted with an independent evaluator of mutual funds as to the appropriateness of each proposed Benchmark Index and other alternative indexes as a benchmark for the fund's performance in light of the fund's objective and its investment style, which included a study of the correlation of the fund's investment performance with the performance of several securities indexes and an analysis of certain characteristics of such indexes, including median market capitalization and sector weighting, with the characteristics of the fund.

In considering and evaluating each proposed contract, the board of trustees considered the continued appropriateness of a performance-based fee. The board of trustees concluded that such a fee arrangement continues to be in the best interest of shareholders and rewards Pioneer if the fund achieves a performance record superior to the proposed Benchmark Index and penalizes Pioneer for underperformance. The board also reexamined the appropriateness of the basic fee and the amount of adjustment to that basic fee that may result from performance. The board concluded that the basic fee was appropriate and in line with the asset based fees incurred by similar funds. The amount of the performance adjustment was also considered to be reasonable and sufficient to serve its purpose to provide added incentive to Pioneer to achieve above average performance for the fund.

The board of trustees concluded that it was desirable to have a Benchmark Index that (i) is readily available to shareholders in order that the shareholders are in a better position to evaluate the fund's performance and (ii) is aligned with the manner in which the fund is managed and the basis upon which Pioneer provides incentive compensation to its portfolio managers. In light of these objectives, the board of trustees considered several alternative successor indexes and concluded that each proposed Benchmark Index was best suited to achieve these goals. The board of trustees believes that the modified performance adjustment will better align the interests of each fund's shareholders and Pioneer. Specifically, Pioneer recommended this change -- and the trustees determined to recommend the change to shareholders -- based on the following:

Pioneer Mid Cap Growth Fund:

  * The fund is managed as a mid cap growth fund. The Russell Midcap Growth Index represents a portfolio with a similar focus, while the S&P 400 is a mid cap index comprised of stocks that are not chosen on the basis of a growth or value investment approach. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustment on the Russell Midcap Growth Index would better align Pioneer's economic incentives with the manner in which the fund is managed and consequently the economic interest of shareholders.

  * Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of the fund in part upon the relative performance of the fund and the Russell Midcap Growth Index. This will similarly align the financial interests of the portfolio managers with those of the fund and Pioneer.

  * The board of trustees also considered alternative indexes, including peer group indexes, and concluded that the alternative indexes would not be as effective in achieving the goals of the performance fee. Peer group indexes were not considered desirable because the portfolio managers in managing the investments and risks of the fund need to know the composition of the portfolio against which they are being measured. Since the portfolio managers could not know the composition of the portfolios of the funds in the peer group, this inevitably would lead to using a peer group to measure performance but a securities index benchmark against which to manage the fund and measure risk. This would result in the portfolio managers having conflicting benchmarks against which their performance is measured for different purposes. While other securities indexes would be equally transparent to the portfolio managers, the trustees concluded that the Russell Midcap Growth Index is the securities index that most closely resembles the fund's investment style and risk characteristics.

  * The board of trustees reviewed data comparing the fee that would have been paid by the fund using the Russell Midcap Growth Index as the Benchmark Index since the adoption of a performance-based fee in 1996. While the results in individual years vary, overall the use of the Russell Midcap Growth Index would have resulted in a higher net management fee for Pioneer than the actual fee that Pioneer received. However, the board concluded that the benefits of the change in Benchmark Index outweighed this potential negative factor. The data provided to the trustees also demonstrated that the Russell Midcap Growth Index would result in a lower fee than a peer group index.

  * The trustees also considered the statistical correlation of the fund with the Russell Midcap Growth Index, the S&P 400 and other alternative indexes and found that the return of the Russell Midcap Growth Index is highly correlated with the return of the fund and that other indexes did not appear superior on this basis.

  * The Russell Midcap Growth Index is widely recognized and widely used by mutual funds and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information.

Pioneer Value Fund and Pioneer Mid Cap Value Fund:

  * The Lipper Growth and Income Index and the Lipper Growth Index are no longer widely available. The Russell indexes are widely recognized and widely used by mutual fund and other institutional investment managers as benchmarks of U.S. equity performance. They are published daily in most newspapers that carry stock market information.

  * Each fund is managed as a value fund, meaning that Pioneer seeks securities for the fund's portfolio that are reasonably priced or selling at substantial discounts to their underlying values. The Russell 1000 Value Index and the Russell Midcap Value Index represent portfolios with similar focuses, i.e., portfolios of value-oriented stocks. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustments on the Russell 1000 Value Index and the Russell Midcap Value Index would better align Pioneer's economic incentives with the manner in which the funds are managed and consequently the economic interest of shareholders.

  * Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of these funds in part upon the relative performance of Pioneer Value Fund and the Russell 1000 Value Index and upon the relative performance of Pioneer Mid Cap Value Fund and the Russell Midcap Value Index. This will similarly align the financial interests of the portfolio managers with those of the fund and Pioneer.

  * The board of trustees also considered alternative indexes, including peer group indexes such as the Lipper Large Cap Value Index and the Lipper Mid-Cap Value Index, respectively, and concluded that the alternative indexes would not be as effective in achieving the goal of the performance fee. Peer group indexes were not considered desirable because the portfolio managers in managing the investments and risks of the fund need to know the composition of the portfolio against which they are being measured. Since the portfolio managers could not know the composition of the portfolios of the funds in the peer group, this inevitably would lead to using a peer group to measure performance but a securities index benchmark against which to manage the fund and measure risk. This would result in the portfolio managers having conflicting benchmarks against which their performance is measured for different purposes. While other securities indexes would be equally transparent to the portfolio managers, the trustees concluded that the Russell 1000 Value Index and Russell Midcap Value Index are the securities index that most closely resemble the respective fund's investment style and risk characteristics.

  * The board of trustees reviewed data comparing the fee that would have been paid by each fund using the applicable Russell index as the Benchmark Index since the fund's adoption of a performance-based fee. While the results in individual years vary, overall the use of the Russell index would have resulted in a lower management fee for Pioneer from Pioneer Value Fund than the actual fee that Pioneer received or the fee that would have resulted using alternative peer group indexes. In the case of Pioneer Mid Cap Value Fund, the use of the Russell Midcap Value Index would have resulted in a higher management fee for Pioneer than either the actual fee Pioneer received or the fee that would have resulted using an alternative peer group index. However, the board of trustees concluded that the benefits of a change in the Benchmark Index outweighed this potentially negative factor. These historical comparisons are not necessarily indicative of the relative fees that would result from future performance.

  * The trustees also considered the statistical correlation of Pioneer Value Fund with the Russell 1000 Value Index, the Lipper index and other alternative indexes and the correlation of Pioneer Mid Cap Value Fund with the Russell Midcap Value Index, the Lipper index and other alternative indexes and found that the return of the Russell indexes are highly correlated with the return of the applicable fund and that other indexes did not appear superior on this basis.

Pioneer Fund:

  * The Lipper Growth and Income Index is no longer widely available. The S&P 500 is widely recognized and widely used by mutual funds and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information. The trustees also considered Pioneer's belief that use of the S&P 500 as the Benchmark Index would help in imposing disciplines designed to ensure adherence to the fund's stated investment strategies and expected risk characteristics.

  * The fund is managed as a large cap/core fund, meaning that the fund primarily invests in large capitalization issuers with a balance between value and growth stocks. The S&P 500 represents a portfolio with a similar focus. The objective of a performance-based fee is to better align the economic incentives of the management firm with the interests of shareholders. Basing the performance adjustment on the S&P 500 would align Pioneer's economic incentives with the economic interest of shareholders.

  * Similarly, Pioneer intends to base the incentive compensation of its investment professionals in part upon the relative performance of the fund and the S&P 500. While Pioneer could use another index as the basis of its compensation, it believes that the use of a securities index offers the most objective means of measuring performance.

  * The board of trustees also considered alternative indexes, including other large cap indexes, such as the Russell 1000 and peer group index such as a Lipper index, and concluded that the alternative indexes would not be as effective in achieving the goal of the performance fee.

  * The board of trustees reviewed data comparing the fee that would have been paid by the fund using the S&P 500 as the Benchmark Index since the adoption of a performance based fee in 1996. While the results in individual years vary, overall the use of the S&P 500 would have resulted in a lower management fee for Pioneer than the actual fee that Pioneer received or the fee that would have resulted using alternative peer group indexes.

  * The trustees also considered the statistical correlation of the fund with the Lipper Growth and Income Index, the S&P 500 and other alternative indexes and found that the S&P 500 return is highly correlated with the return of the fund and that other indexes did not appear superior on this basis.

Pioneer Growth Shares:

  * The fund is managed as a large cap growth fund. The Russell 1000 Growth Index represents a portfolio with a similar focus, i.e., a portfolio of growth-oriented stocks, while the Russell 1000 is a large cap index comprised of stocks that are not chosen on the basis of a growth or value investment approach. Since the objective of a performance-based fee is to align the economic incentives of the management firm with the interests of shareholders, the trustees determined that basing the performance adjustment on the Russell 1000 Growth Index would better align Pioneer's economic incentives with the manner in which the fund is managed and consequently the economic interest of shareholders.

  * Pioneer intends to base the incentive compensation of its investment professionals engaged in the management of the fund in part upon the relative performance of the fund and the Russell 1000 Growth Index. Basing the performance adjustment on the Russell 1000 Growth Index would align Pioneer's economic incentives with the economic interest of shareholders.

  * The board of trustees also considered alternative indexes, including peer group indexes such as the Lipper Large-Cap Growth Index, and concluded that the alternative indexes would not be as effective in achieving the goals of the performance fee. Peer group indexes were not considered desirable because the portfolio managers in managing the investments and risks of the fund need to know the composition of the portfolio against which they are being measured. Since the portfolio managers could not know the composition of the portfolios of the funds in the peer group, this inevitably would lead to using a peer group to measure performance but a securities index benchmark against which to manage the fund and measure risk. This would result in the portfolio managers having conflicting benchmarks against which their performance is measured for different purposes. While other securities indexes would be equally transparent to the portfolio managers, the trustees concluded that the Russell 1000 Growth Index is the securities index that most closely resembled the fund's investment style and risk characteristics.

  * The board of trustees reviewed data comparing the fee that would have been paid by the fund using the Russell 1000 Growth Index as the Benchmark Index since the adoption of a performance-based fee in 1999. While the results in individual years vary, overall the use of the Russell 1000 Growth Index would have resulted in a higher net management fee for Pioneer than the actual fee that Pioneer received. However, the board of trustees concluded that the potential benefits of the proposed Benchmark Fee outweighed this potentially negative factor. This historical comparison is not necessarily indicative of the relative fees that would result from future performance.

  * The trustees also considered the statistical correlation of Pioneer Growth Shares with the Russell 1000 Growth Index, the Lipper Large-Cap Growth Index and other alternative indexes and found that the return of the Russell 1000 Growth Index is highly correlated with the return of the fund and that other indexes did not appear superior on this basis.

  * The Russell 1000 Growth Index is widely recognized and widely used by mutual fund and other institutional investment managers as a benchmark of U.S. equity performance. It is published daily in most newspapers that carry stock market information.

In approving the change regarding each fund's assumption of certain categories of its operational expenses, the trustees considered the nature of the expenses as appropriate fund expenses and the relevant practices of other funds in the industry. The trustees also considered the intent of the provision contained in the existing contract.

In evaluating each proposed contract, the Independent Trustees reviewed materials furnished by Pioneer, including information regarding Pioneer, UniCredito Italiano, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees discussed with representatives of Pioneer the funds' operations and Pioneer's ability to provide advisory and other services to the funds. The Independent Trustees also reviewed, among other things:

  * the investment performance of each fund and other Pioneer Funds with similar investment strategies for the one-, three- and five-year periods ended December 31, 2002, and the return of the Benchmark Index for the same period;

  * the fee charged by Pioneer for investment advisory and administrative services, as well as other compensation received by PFD and PIMSS;

  * each fund's projected total operating expenses;

  * the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;

  * the experience of the investment advisory and other personnel providing services to the funds and the historical quality of the services provided by Pioneer; and

  * the profitability to Pioneer of managing the funds.

The Independent Trustees considered the following as relevant to their recommendations that the shareholders approve the proposed contracts: (i) the favorable history, reputation, qualification and background of Pioneer and UniCredito Italiano, as well as the qualifications of their personnel and their respective financial conditions; (ii) that the fee and expense ratio of each fund are reasonable given the quality of services expected to be provided and are comparable to the fees and expense ratios of similar investment companies; and (iii) the relative performance of each fund since commencement of operations to comparable investment companies and unmanaged indexes; and (iv) other factors that the Independent Trustees deemed relevant. The Independent Trustees deemed each of these factors to be relevant to their consideration of the proposed contracts.

Based upon all of the above considerations, the trustees determined that both the modification of the performance adjustment and the assumption of certain fund expenses would be equitable and fair to the shareholders of each fund and that their adoption will make it more likely that the objectives of continued levels of good service and investment performance currently and in the future will be achieved.

Trustees' recommendation

Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the trustees who were present at the meeting on December 3, 2002, including all of the trustees who are not "interested persons" of the funds or Pioneer, unanimously concluded that each proposed contract was fair and reasonable and in the best interests of the fund's shareholders and by a vote cast at the meeting, approved and voted to recommend to the shareholders of the fund that they approve the proposal to terminate the existing contract and to adopt the proposed contract.

Required vote

Adoption of Proposal 2 requires the approval of a majority of the outstanding voting securities of the fund, which under the 1940 Act, means the affirmative vote of the lesser of (i) 67% or more of the shares of the fund represented at the meeting, if at least 50% of all outstanding shares of the fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the fund entitled to vote at the meeting (a "1940 Act Majority Vote").

If Proposal 2 is not approved by shareholders, the existing contract will continue in effect.

Recommendation

For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of the proposed contract.

PROPOSAL 3

APPROVAL OF A POLICY ALLOWING PIONEER AND THE BOARD OF TRUSTEES TO APPOINT OR TERMINATE SUBADVISERS AND TO APPROVE AMENDMENTS TO SUBADVISORY
AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

Summary

At the board of trustees' meeting held February 6, 2001, the trustees, including the Independent Trustees, approved, and recommended that shareholders of the fund approve, a policy to permit Pioneer to appoint subadvisers, to enter into subadvisory agreements and to amend or terminate existing subadvisory agreements without further shareholder approval (the "subadviser approval policy"). Any such appointment or termination would be subject to prior approval of the board of trustees, including a majority of the Independent Trustees. Pioneer currently does not intend to appoint a subadviser with respect to any of the funds.

The Section 15 exemptive order

On May 6, 2002, the funds, the other funds in the Pioneer Family of Funds and Pioneer obtained an exemptive order from the SEC (the "exemptive order") relieving them from certain provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder in connection with the subadviser approval policy. The exemptive order applies to Pioneer Funds that meet the conditions of the order. The provisions of the 1940 Act require that shareholders of a mutual fund approve a subadvisory agreement with the subadviser and material amendments to an existing subadvisory agreement. If shareholders approve this proposal, Pioneer will be authorized, subject to approval by the board of trustees, to evaluate, select and retain one or more subadvisers for each fund, terminate or replace any subadviser so approved or modify any subadvisory agreement with respect to any fund without obtaining further approval of the fund's shareholders. The trustees and Pioneer would be authorized to take such actions whenever they determine that such actions will benefit a fund and its shareholders.

Shareholder approval policy

Pioneer has served as the investment adviser to each fund since its inception, except for Pioneer Growth Shares for which Pioneer has served as investment adviser since 1993. Pioneer represents that it has the experience and expertise to evaluate, select and supervise subadvisers who can add value to shareholders' investments in the funds.

Proposed subadviser approval policy. Approval of the subadviser approval policy will not affect any of the requirements under the federal securities laws that govern any of the funds, Pioneer, any proposed subadviser, or any proposed subadvisory agreement, other than the requirement to have a subadvisory agreement approved at a meeting of the fund's shareholders. The board of trustees of each fund, including the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements between Pioneer and any subadviser as well as all changes to any subadvisory agreements. In addition, the fund and Pioneer will be subject to several conditions imposed by the SEC to ensure that the interests of the fund's shareholders are adequately protected whenever Pioneer acts under the subadviser approval policy. Furthermore, within 90 days of the adoption of or a change to the fund's subadvisory arrangements, the fund will provide you with an information statement that contains substantially the same relevant information about the subadviser, the subadvisory agreement and the subadvisory fee that the fund would be required to send to you in a proxy statement. This information statement will permit the fund's shareholders to determine if they are satisfied with the subadvisory arrangement. If not satisfied, the shareholders would be able to exchange their shares for another fund or redeem their shares. Exchanges and redemptions may be subject to transaction or distribution fees and generally are taxable transactions.

Shareholder approval of this proposal will not result in an increase or decrease in the total amount of investment advisory fees paid by the fund to Pioneer. If the fund implements this policy, Pioneer, pursuant to its management contract with the fund, will continue, directly or through subadvisers, to provide the same level of management and administrative services to the fund as it has always provided. The funds will not be responsible for the payment of any subadvisory fees.

The exemptive relief applies to at least the following situations: (1) Pioneer determines to retain a subadviser for all or a portion of any fund's assets; (2) a subadviser is removed for substandard performance; (3) an individual acting as a fund's portfolio manager moves from employment with one subadviser to another firm, which Pioneer then appoints as a subadviser; (4) there is a change of control of a subadviser; (5) Pioneer decides to diversify a fund's management by adding a or additional subadvisers; (6) there is a change in investment style of a fund; and (7) Pioneer negotiates a reduction (or the subadviser negotiates an increase) in the subadvisory fee that Pioneer pays to a subadviser. If Pioneer negotiates a decrease in the compensation that it pays any subadviser and effectively retains more of the advisory fee for itself, no shareholder action would be required. The subadviser approval policy will not be used to approve any subadviser that is affiliated with Pioneer as that term is used in the 1940 Act or to materially amend any subadvisory agreement with an affiliated subadviser. Instead, a special shareholder meeting would be called to permit shareholders to approve any subadvisory arrangement with an affiliated subadviser.

Reasons for requesting Section 15 exemptive relief

The trustees believe that it is in the best interest of each fund and its shareholders to allow Pioneer the flexibility to provide its investment advisory services to the fund through one or more subadvisers which have particular expertise in the type of investments on which the fund focuses. In addition, the trustees believe that providing Pioneer with maximum flexibility to select, supervise and evaluate subadvisers -- without incurring the necessary delay or expense of obtaining further shareholder approval -- is in the best interest of each fund's shareholders because it will allow the fund to operate more efficiently. Currently, in order for Pioneer to appoint a subadviser or materially modify a subadvisory agreement, the fund must call and hold a shareholder meeting of the fund, create and distribute proxy materials, and solicit votes from the fund's shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, Pioneer would be able to act more quickly to appoint a subadviser when the trustees and Pioneer feel that the appointment would benefit the fund.

Also, the trustees believe that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in Pioneer (subject to review by the board of trustees) in light of Pioneer's expertise in investment management and its ability to select the most appropriate subadviser(s). The trustees believe that many investors choose to invest in the funds because of Pioneer's investment management experience and expertise. Pioneer believes that, if it becomes appropriate to appoint a subadviser to a fund, it can use this experience and expertise in evaluating and choosing subadvisers who can add the most value to your investment in that fund. Pioneer also has experience in retaining and supervising subadvisers, with Pioneer Real Estate Shares, Pioneer Real Estate Shares VCT Portfolio, Pioneer Balanced Fund, Pioneer Balanced VCT Portfolio, Pioneer Europe Fund and Pioneer Indo-Asia Fund (which has been combined with Pioneer Emerging Markets Fund) having subadvisers at one time, although Pioneer does not currently employ a subadviser with respect to any Pioneer fund.

Finally, the trustees will provide sufficient oversight of the subadviser approval policy to ensure that shareholders' interests are protected whenever Pioneer selects a subadviser or modifies a subadvisory agreement. The board, including a majority of the Independent Trustees, will continue to evaluate and approve all new subadvisory agreements as well as any modification to existing subadvisory agreements. In their review, the trustees will analyze all factors that they consider to be relevant to the determination, including the nature, quality and scope of services provided by the subadvisers. The trustees will compare the investment performance of the assets managed by the subadviser with other accounts with similar investment objectives managed by other advisers and will review the subadviser's compliance with federal securities laws and regulations. Each subadvisory agreement will be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the exemptive order provides relief.

Required vote

Approval of this proposal requires the affirmative 1940 Act Majority Vote (as defined in Proposal 2 above) of the fund's outstanding shares. If the fund does not approve this proposal, the subadviser approval policy will not be adopted and decisions regarding a proposed subadviser or a material change to a subadvisory agreement will continue to require shareholder approval.

Recommendation

For the reasons set forth above, the trustees of your fund unanimously recommend that shareholders vote in favor of the proposed policy allowing Pioneer and the board of trustees to appoint or terminate subadvisers and to approve amendments to subadvisory agreements without shareholder approval.

PROPOSALS 4(a) THROUGH 4(p)
ELIMINATION OR AMENDMENT OF VARIOUS INVESTMENT RESTRICTIONS/POLICIES

General

Pioneer and your board of trustees recommend that the changes discussed below be made to simplify and modernize your fund's fundamental investment restrictions and conform them to the restrictions adopted by other Pioneer Funds. We are asking you to vote on these changes because the restrictions described below are fundamental and may be changed only with shareholder approval. For Pioneer Value Fund you are also being asked to convert some fundamental investment policies into non-fundamental polices, permitting the board of trustees to amend them in the future without shareholder action.

The 1940 Act requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. The funds, however, are also subject to a number of other fundamental restrictions that are not required by the 1940 Act or any other current laws or are more restrictive than required by such laws. Each current investment restriction or policy, the corresponding proposed restriction or policy and the funds' rationale for the change are set forth below.

Pioneer expects that you will benefit from these proposed changes to the funds' investment restrictions in several ways. The funds would have increased flexibility to respond to new developments and changing trends in the marketplace, making the funds' powers comparable to most other recently organized mutual funds. Pioneer believes that this added flexibility will make each fund more competitive among its peer group of funds. The proposed changes to the funds' investment restrictions are also designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by Pioneer, which will facilitate Pioneer's compliance efforts.

Proposed amendment to investment restrictions

The table below sets forth each fund's current fundamental restrictions in the left-hand column and the proposed amended restrictions in the right-hand column. The amended restrictions, if approved, will be revised in the fund's amended statement of additional information. Pioneer does not anticipate that the approval of these changes will result in any material modification of the funds' operations at the present time. Statements in italics are not part of the proposed investment restriction.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(a)                    Pioneer Fund,           The fund may not issue senior           The fund may not issue senior
Senior                  Pioneer Mid Cap         securities, except as permitted         securities, except to the extent
securities              Growth Fund and         by the fund's borrowing,                permitted by applicable law, as
                        Pioneer Value           lending and commodity                   amended and interpreted or
                        Fund                    restrictions, and for purposes          modified from time to time by
                                                of this restriction, the issuance       any regulatory authority having
                                                of shares of beneficial interest        jurisdiction. Senior securities
                                                in multiple classes or series,          that the fund may issue in
                                                the purchase or sale of options,        accordance with the 1940 Act
                                                futures contracts and options           include borrowing, futures,
                                                on futures contracts, forward           when-issued and delayed
                                                commitments, forward foreign            delivery securities and forward
                                                exchange contracts, repurchase          foreign currency exchange
                                                agreements, fully covered               transactions.
                                                reverse repurchase agreements,
                                                dollar rolls, swaps and any
                                                other financial transaction
                                                entered into pursuant to the
                                                fund's investment policies as
                                                described in the prospectus
                                                and this statement of additional
                                                information and in accordance
                                                with applicable SEC
                                                pronouncements, as well as
                                                the pledge, mortgage or
                                                hypothecation of the fund's
                                                assets within the meaning of
                                                the fund's fundamental
                                                investment restriction
                                                regarding pledging, are not
                                                deemed to be senior securities.
Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
                        Pioneer Growth          Issue senior securities, except
                        Shares                  as permitted by the fund's
                                                borrowing, lending and
                                                commodity restrictions, and
                                                for purposes of this restriction,
                                                the issuance of shares of
                                                beneficial interest in multiple
                                                classes or series, the purchase
                                                or sale of options, futures
                                                contracts, options on futures
                                                contracts, forward commitments
                                                ("when issued" and "delayed
                                                delivery" securities), forward
                                                foreign currency exchange
                                                contracts, repurchase
                                                agreements, fully covered
                                                reverse repurchase agreements,
                                                dollar rolls, swaps and any
                                                other financial transaction
                                                entered into pursuant to the
                                                fund's investment policies as
                                                described in the Prospectus
                                                and this Statement of Additional
                                                Information and in accordance
                                                with applicable SEC
                                                pronouncements, as well as
                                                the pledge, mortgage or
                                                hypothecation of the fund's
                                                assets within the meaning of
                                                the fund's fundamental
                                                investment restriction
                                                regarding pledging, are not
                                                deemed to be senior securities.
Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
                        Pioneer Mid Cap         Issue senior securities,
                        Value Fund              except as permitted by
                                                restrictions nos. 1 [borrowing],
                                                3 [commodities] and
                                                4 [making loans] above, and,
                                                for purposes of this restriction,
                                                the issuance of shares of
                                                beneficial interest in multiple
                                                classes or series, the purchase
                                                or sale of options, futures
                                                contracts and options on
                                                futures contracts, forward
                                                commitments, forward foreign
                                                exchange contracts and
                                                repurchase agreements
                                                entered into in accordance
                                                with the fund's investment
                                                policies, and the pledge,
                                                mortgage or hypothecation
                                                of the fund's assets within the
                                                meaning of fundamental
                                                restriction no. 7 [pledging]
                                                below are not deemed to be
                                                senior securities.

The 1940 Act generally prohibits a mutual fund from issuing senior securities except in connection with borrowing permitted under the 1940 Act. The SEC's staff has taken the position that certain types of investment techniques fall within the 1940 Act's definition of senior security but are not prohibited if the fund takes certain measures to prevent the technique or investment from having a leveraging effect on the fund. For example, a fund may write a call option on a security only if the option is covered, that is the fund owns or has the right to acquire the security underlying the option. The proposed revisions to each fund's investment restriction on senior securities are intended to provide broad authority to the board of trustees to permit the fund to issue instruments or engage in investment techniques that may be deemed to be senior securities and to clarify that the fund may issue senior securities to the extent permitted by the 1940 Act and the rules and interpretive positions of the SEC. The current formulation, that uses an enumeration of permitted activities, entails the risk that future investment products or techniques may fall within the 1940 Act's definition of a senior security but would be exempt from treatment as senior securities pursuant to interpretive positions of the SEC. Under the current restriction, each fund may not be permitted to engage in any investment technique or product that may be deemed in the future to involve the issuance of a senior security without shareholder approval, while competitive funds may be able to engage in such activities without the delay and cost of shareholder action. In addition, the revised restriction is drafted in a clearer, more readily understandable manner. The adoption of the amended restrictions is not anticipated to have any immediate effect on the funds' investment policies or the instruments in which they invest.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(b)                    Pioneer Fund and        The fund may not borrow                 The fund may not borrow
Borrowing               Pioneer Mid Cap         money, except from banks as             money, except on a temporary
                        Growth Fund             a temporary measure to                  basis and to the extent
                                                facilitate the meeting of               permitted by applicable law, as
                                                redemption requests or for              amended and interpreted or
                                                extraordinary or emergency              modified from time to time by
                                                purposes and except pursuant            any regulatory authority having
                                                to reverse repurchase                   jurisdiction. Under current
                                                agreements or dollar rolls, in          regulatory requirements the
                                                all cases in amounts not                fund may: (a) borrow from
                                                exceeding 10% (33 1/3% for              banks or through reverse
                                                Pioneer Mid Cap Growth Fund)            repurchase agreements in an
                                                of the fund's total assets              amount up to 33 1/3% of the
                                                (including the amount borrowed)         fund's total assets (including
                                                taken at market value. The              the amount borrowed);
                                                fund will not use leverage to           (b) borrow up to an additional
                                                attempt to increase income.             5% of the fund's assets for
                                                The fund will not purchase              temporary purposes; (c) obtain
                                                securities while outstanding            such short-term credits as are
                                                borrowings (including reverse           necessary for the clearance of
                                                repurchase agreements and               portfolio transactions;
                                                dollar rolls) exceed 10% of the         (d) purchase securities on
                                                fund's total assets.                    margin to the extent permitted
                                                                                        by applicable law; and
                        Pioneer Growth          The fund may not borrow                 (e) engage in transactions in
                        Shares                  money, except the fund may:             mortgage dollar rolls that are
                                                (a) borrow from banks or                accounted for as financings.
                                                through reverse repurchase
                                                agreements in an amount up
                                                to 33 1/3% of the fund's total
                                                assets (including the amount
                                                borrowed); (b) to the extent
                                                permitted by applicable law,
                                                borrow up to an additional 5%
                                                of the fund's assets for
                                                temporary purposes; (c)
                                                obtain such short-term credits
                                                as are necessary for the
                                                clearance of portfolio
                                                transactions; and (d) purchase
                                                securities on margin to the
                                                extent permitted by
                                                applicable law.
Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
                        Pioneer Mid Cap         The fund may not borrow
                        Value Fund              money, except from banks
                                                as a temporary measure to
                                                facilitate the meeting of
                                                redemption requests or for
                                                extraordinary or emergency
                                                purposes and except pursuant
                                                to reverse repurchase
                                                agreements or dollar rolls, in
                                                all cases in amounts not
                                                exceeding 33 1/3% of the
                                                fund's total assets (including
                                                the amount borrowed) taken
                                                at market value.

                        Pioneer Value           The fund may not borrow
                        Fund                    money, except from banks
                                                as a temporary measure to
                                                facilitate the meeting of
                                                redemption requests or for
                                                extraordinary or emergency
                                                purposes and except pursuant
                                                to reverse repurchase
                                                agreements or dollar rolls, in
                                                all cases in amounts not
                                                exceeding 10% of the fund's
                                                total assets (including the
                                                amount borrowed) taken
                                                at market value.

This amendment would promote uniformity in the fundamental policy on borrowing among Pioneer funds. These changes afford each fund the maximum flexibility to borrow money permitted under the 1940 Act if the board and Pioneer determine that such borrowing is in the best interests of the fund and is consistent with both the fund's investment objective and with the requirements of the 1940 Act. The proposal does not reflect a change in any fund's anticipated borrowing activity. Currently, none of the funds borrow money except in connection with the settlement of securities transactions and each fund has access to a line of credit in the event of unusual redemption activity (which none of the funds has drawn upon in the last twelve months). For certain funds, the percentage limitation on borrowing effectively would be revised upward from 10% to 33 1/3% of the fund's total assets. This change significantly increases the total amount the funds are permitted to borrow. An additional 5% authority for temporary purposes is proposed to be added to conform to the percentage limitation included in the 1940 Act. The authority to obtain short-term credits would help to facilitate the clearance of portfolio transactions and, to the extent determined advisable for portfolio management reasons, reduce the cash position the fund needs to maintain. Margin purchases would also be permitted to the extent allowed by law. The 1940 Act allows the SEC the authority to adopt regulations restricting the use of margin by investment companies. While no such regulations have been adopted, the SEC has indicated that it considers margin transactions to involve the issuance of senior securities, which is restricted under the 1940 Act. To the extent that a fund borrows to purchase securities or purchases securities on margin, the fund may incur risks associated with leverage. The use of leverage may cause the fund's net asset value to be more volatile and increase the risk of loss.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(c)                    Pioneer Fund and        The fund may not invest in              The fund may not invest in
Real                    Pioneer Value           real estate, commodities or             real estate, except (a) that the
estate                  Fund                    commodity contracts, except             fund may invest in securities
                                                that the fund may invest in             of issuers that invest in real
                                                financial futures contracts             estate or interests therein,
                                                and related options and in              securities that are secured by
                                                any other financial                     real estate or interests therein,
                                                instruments which may be                securities of real estate
                                                deemed to be commodities                investment trusts, mortgage-
                                                or commodity contracts in               backed securities and other
                                                which the fund is not                   securities that represent a
                                                prohibited from investing by            similar indirect interest in real
                                                the Commodity Exchange Act              estate; and (b) the fund may
                                                and the rules and regulations           acquire real estate or interests
                                                thereunder.                             therein through exercising
                                                                                        rights or remedies with regard
                                                                                        to an instrument or security.
                        Pioneer Growth          The fund may not act as an
                        Shares                  underwriter, except as it may
                                                be deemed to be an underwriter
                                                in a sale of restricted securities
                                                held in its portfolio, or invest
                                                in real estate, commodities or
                                                commodity contracts, except
                                                that the fund may invest in
                                                financial futures contracts and
                                                related options and in any
                                                other financial instruments
                                                which may be deemed to be
                                                commodities or commodity
                                                contracts in which the fund is
                                                not prohibited from investing
                                                by the Commodity Exchange
                                                Act and the rules and
                                                regulations thereunder.

                        Pioneer Mid Cap         The fund may not invest in
                        Growth Fund             real estate, commodities or
                                                commodity contracts, except
                                                that the fund may invest in
                                                REITs and in financial futures
                                                contracts and related options
                                                and in any other financial
                                                instruments which may be
                                                deemed to be commodities or
                                                commodity contracts in which
                                                the fund is not prohibited from
                                                investing by the Commodity
                                                Exchange Act and the rules
                                                and regulations thereunder.

                        Pioneer Mid Cap         The fund may not invest in
                        Value Fund              real estate or interests therein,
                                                excluding readily marketable
                                                securities of companies that
                                                invest in real estate or real
                                                estate investment trusts.

The 1940 Act requires that each fund adopt a fundamental policy regarding whether the fund may invest in real estate. The purpose of this requirement is to allow investors in the fund to clearly understand the permitted scope of the fund's investments since an investment in real estate involves significantly different investment experience and risks than an investment in securities. However, an investment in real estate related securities primarily requires portfolio management expertise rather than a specific expertise in real estate management. Pioneer employs portfolio managers and analysts who specialize in such real estate related securities. The purpose of the amendment is to more clearly express the intention that each fund will not directly invest in real estate but may invest in issuers in real estate related businesses, such as real estate investment trusts (REITs), or in fixed income securities secured by real estate. The proposed amendment will, therefore, clarify that the fund's investments may include real estate related opportunities that are within the scope of its investment objective and policies. The revision would also clarify that a fund could exercise its rights under a permitted instrument, such as foreclosure under a bond secured by real estate, even if the exercise of those rights results in the fund obtaining a direct interest in real estate.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(d)                    Pioneer Fund,           The fund may not make loans,            The fund may not make loans,
Loans                   Pioneer Growth          except by purchase of debt              except that the fund may (i)
                        Shares, Pioneer         obligations in which the fund           lend portfolio securities in
                        Mid Cap Growth          may invest consistent with its          accordance with the fund's
                        Fund and Pioneer        investment policies, by                 investment policies, (ii) enter
                        Value Fund              entering into repurchase                into repurchase agreements,
                                                agreements or through the               (iii) purchase all or a portion of
                                                lending of portfolio securities,        an issue of publicly distributed
                                                in each case only to the                debt securities, bank loan
                                                extent permitted by the                 participation interests, bank
                                                prospectus and this statement           certificates of deposit, bankers'
                                                of additional information.              acceptances, debentures or
                                                                                        other securities, whether or
                        Pioneer Mid Cap         The fund may not make loans,            not the purchase is made upon
                        Value Fund              provided that (i) the purchase          the original issuance of the
                                                of debt securities pursuant to          securities, (iv) participate in a
                                                the fund's investment objective         credit facility whereby the
                                                shall not be deemed loans for           fund may directly lend to and
                                                the purposes of this                    borrow money from other
                                                restriction; (ii) loans of              affiliated funds to the extent
                                                portfolio securities as                 permitted under the 1940 Act
                                                described, from time to time,           or an exemption therefrom,
                                                under "Lending of Portfolio             and (v) make loans in any
                                                Securities" shall be made               other manner consistent with
                                                only in accordance with the             applicable law, as amended
                                                terms and conditions therein            and interpreted or modified
                                                set forth; and (iii) in seeking         from time to time by any
                                                a return on temporarily                 regulatory authority having
                                                available cash the fund may             jurisdiction.
                                                engage in repurchase
                                                transactions as described in
                                                the prospectus.

The 1940 Act requires that each fund adopt a fundamental policy with respect to making loans. This amendment would promote uniformity among Pioneer funds and clarify that the funds can engage in such forms of investment in fixed income securities as purchasing participation interest in commercial loans. These changes afford each fund the maximum flexibility to make loans to the extent permitted under the 1940 Act. The proposal does not reflect a change in the funds' activities. The change also would allow each fund to take part in an inter-fund lending program, if such a program were approved by the board. While the funds have no current plans to make loans between funds, the funds have obtained an exemptive order that would permit a fund to lend any excess cash held by such fund to any other Pioneer fund. The intention of such an inter-fund lending arrangement would be to provide greater liquidity to the borrowing fund and a higher rate of return to the lending fund than might be available from other cash management investments. Such an arrangement entails a risk of loss if the borrowing fund were to default on its obligation to the lending fund.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(e)                    Pioneer Fund            The fund may not invest in              The fund may not invest in
Commodities             and Pioneer             real estate, commodities or             commodities or commodity
                        Value Fund              commodity contracts, except             contracts, except that the fund
                                                that the fund may invest in             may invest in currency
                                                financial futures contracts and         instruments and currency
                                                related options and in any              contracts and financial
                                                other financial instruments             instruments and financial
                                                which may be deemed to be               contracts that might be
                                                commodities or commodity                deemed to be commodities
                                                contracts in which the fund is          and commodity contracts in
                                                not prohibited from investing           accordance with applicable
                                                by the Commodity Exchange               law. A futures contract, for
                                                Act and the rules and                   example, may be deemed to be
                                                regulations thereunder.                 a commodity contract.

                        Pioneer Growth          The fund may not act as an
                        Shares                  underwriter, except as it may
                                                be deemed to be an underwriter
                                                in a sale of restricted securities
                                                held in its portfolio, or invest
                                                in real estate, commodities or
                                                commodity contracts, except
                                                that the fund may invest in
                                                financial futures contracts and
                                                related options and in any other
                                                financial instruments which
                                                may be deemed to be
                                                commodities or commodity
                                                contracts in which the fund is
                                                not prohibited from investing
                                                by the Commodity Exchange
                                                Act and the rules and
                                                regulations thereunder.
Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
                        Pioneer Mid Cap         The fund may not invest in
                        Growth Fund             real estate, commodities or
                                                commodity contracts, except
                                                that the fund may invest in
                                                REITs and in financial futures
                                                contracts and related options
                                                and in any other financial
                                                instruments which may be
                                                deemed to be commodities
                                                or commodity contracts in
                                                which the fund is not
                                                prohibited from investing by
                                                the Commodity Exchange Act
                                                and the rules and regulations
                                                thereunder.

                        Pioneer Mid Cap         The fund may not invest in
                        Value Fund              commodities or commodity
                                                contracts, except interest
                                                rate futures contracts, options
                                                on securities, securities
                                                indices, currency and other
                                                financial instruments, futures
                                                contracts on securities,
                                                securities indices, currency
                                                and other financial instruments
                                                and options on such futures
                                                contracts, forward foreign
                                                currency exchange contracts,
                                                forward commitments,
                                                securities index put or call
                                                warrants, interest rate swaps,
                                                caps and floors and repurchase
                                                agreements entered into in
                                                accordance with the fund's
                                                investment policies.

The 1940 Act requires that each fund adopt a fundamental policy with respect to commodities. The original purpose of the restriction was to clarify that a fund would not be investing in traditional commodity contracts, particularly agricultural commodities such as wheat futures. This amendment would conform the investment restriction on commodities with the restriction used by other Pioneer Funds and would avoid including a list of specifically exempted financial instruments, which list could quickly become outdated. These changes afford each fund the maximum flexibility to invest in commodities to the extent permitted under the 1940 Act, allowing the funds to take advantage of new investment products that may technically be commodities. By stating the exception to the general prohibition on commodities as being applicable to financial instruments rather than a specific list of financial instruments, the goal is to prevent technical concerns from limiting the fund's investment opportunities.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(f)                    Pioneer Fund,           The fund may not purchase               The fund may not make any
Diversifi-              Pioneer Mid Cap         securities of a company if the          investment inconsistent with
cation                  Growth Fund and         purchase would result in (i)            its classification as a
                        Pioneer Value           the fund's having more than             diversified open-end
                        Fund                    5% of the value of its total            investment company (or series
                                                assets invested in securities           thereof) under the 1940 Act.
                                                of such company or (ii) the             Currently, diversification
                                                fund's owning more than 10%             means that, with respect to
                                                of the outstanding voting               75% of its total assets, the
                                                securities of such company.             fund may not purchase
                                                                                        securities of an issuer (other
                        Pioneer Growth          The fund may not purchase               than the U.S. government, its
                        Shares                  any security (other than                agencies or instrumentalities),
                                                obligations of the U.S.                 if (a) such purchase would
                                                government, its agencies or             cause more than 5% of the
                                                instrumentalities), if as a             fund's total assets, taken at
                                                result: (a) more than 25% of            market value, to be invested in
                                                the value of the fund's total           the securities of such issuer, or
                                                assets would then be invested           (b) such purchase would at the
                                                in securities of any single             time result in more than 10%
                                                issuer, or (b) as to 75% of             of the outstanding voting
                                                the value of the fund's total           securities of such issuer being
                                                assets: (i) more than 5% of             held by the fund.
                                                the value of the fund's total
                                                assets would then be invested
                                                in securities of any single
                                                issuer, or (ii) the fund would
                                                own more than 10% of the
                                                voting securities of any
                                                single issuer.

                        Pioneer Mid Cap         At least 75% of the value of
                        Value Fund              the fund's total assets must
                                                be represented by cash and
                                                cash items, government
                                                securities, securities of other
                                                investment companies, and
                                                other securities, which, for
                                                the purpose of this calculation,
                                                is limited in respect of any
                                                one issuer to an amount not
                                                greater in value than 5% of
                                                the value of the total assets
                                                of the fund and to not more
                                                than 10% of the outstanding
                                                voting securities of such issuer.

All of the funds are diversified. The 1940 Act requires that diversified funds adopt a fundamental policy regarding this status. This change is designed to promote uniformity among Pioneer funds and afford each fund the maximum flexibility to comply with the requirements of the 1940 Act and interpretations thereof as they may change from time to time.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(g)                    Pioneer Fund,           The fund may not act as an              The fund may not act as an
Acting as an            Pioneer Mid Cap         underwriter, except as it may           underwriter, except insofar as
underwriter             Growth Fund and         be deemed to be an                      the fund technically may be
                        Pioneer Value           underwriter in a sale of                deemed to be an underwriter in
                        Fund                    restricted securities held in           connection with the purchase
                                                its portfolio.                          or sale of its portfolio
                                                                                        securities.
                        Pioneer Growth          The fund may not act as an
                        Shares                  underwriter, except as it may
                                                be deemed to be an
                                                underwriter in a sale of
                                                restricted securities held in
                                                its portfolio, or invest in real
                                                estate, commodities or
                                                commodity contracts,
                                                except that the fund may
                                                invest in financial futures
                                                contracts and related options
                                                and in any other financial
                                                instruments which may be
                                                deemed to be commodities
                                                or commodity contracts in
                                                which the fund is not
                                                prohibited from investing by
                                                the Commodity Exchange Act
                                                and the rules and regulations
                                                thereunder.

                        Pioneer Mid Cap         The fund may not act as an
                        Value Fund              underwriter, except as it may
                                                be deemed to be an
                                                underwriter in a sale of
                                                restricted securities.

The 1940 Act requires that a fund adopt a fundamental policy regarding underwriting securities issued by other persons. The change is designed to promote uniformity among Pioneer funds while complying with the requirements of the 1940 Act. None of the funds intend to act as an underwriter in the traditional sense of such term.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(h)                    Pioneer Fund,           The fund may not concentrate            The fund may not concentrate
Concentration           Pioneer Mid Cap         its investments in securities           its investments in securities of
policy                  Growth Fund,            of companies in any particular          companies in any particular
                        Pioneer Mid Cap         industry. This policy does not          industry. In the opinion of the
                        Value Fund and          apply to investments in U.S.            SEC, investments are
                        Pioneer Value           government securities.                  concentrated in a particular
                        Fund                                                            industry if such investments
                                                                                        aggregate 25% or more of the
                        Pioneer Growth          The fund may not concentrate            fund's total assets. The fund's
                        Shares                  the investment of its assets            policy does not apply to
                                                in any one industry or group            investments in U.S.
                                                of industries and therefore             government securities.
                                                will not invest 25% or more
                                                of its total assets in any
                                                one industry.

None of the funds concentrate their investments in a single industry. The 1940 Act requires that a fund adopt a fundamental policy regarding concentration. This change is designed to promote uniformity among Pioneer funds and afford each fund the maximum flexibility to comply with the requirements of the 1940 Act and interpretations thereof as they may change from time to time.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(i)                    Pioneer Fund,           The fund may not guarantee the          Eliminate restriction.
Guarantees              Pioneer Mid Cap         securities of any other company,
                        Growth Fund,            or mortgage, pledge,
                        Pioneer Mid Cap         hypothecate[, or] assign or
                        Value Fund and          otherwise encumber as security
                        Pioneer Value           for indebtedness its securities
                        Fund                    or receivables in an amount
                                                exceeding the amount of the
                                                borrowing secured thereby.

This policy was originally required by blue sky regulations, but it is not required under the 1940 Act. It is not intended that the elimination of this restriction will result in any fund guaranteeing the obligations of any third party or the pledging of fund assets.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(j)                    Pioneer Fund,           The fund may not purchase               Eliminate restriction.
Margin                  Pioneer Mid Cap         securities on margin or effect
                        Growth Fund and         short sales of securities.
                        Pioneer Value
                        Fund

A fund is not required to have a fundamental restriction on its ability to engage in margin transactions. Under the funds' proposed fundamental policies on borrowing and senior securities, margin purchases would be permitted to the extent allowed by law. This includes a fund's ability to use "short-term credits" for clearing transactions and margin deposits in connection with options, futures and forwards. The 1940 Act grants the SEC the authority to adopt regulations restricting the use of margin by investment companies. While no such regulations have been adopted, the SEC has indicated that it considers margin transactions to involve the issuance of senior securities, which is restricted under the 1940 Act.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(k)                    Pioneer Fund,           The fund may not purchase               Eliminate restriction. The
Short                   Pioneer Mid Cap         securities on margin or effect          following would be adopted as
sales                   Growth Fund and         short sales of securities.              a non-fundamental investment
                        Pioneer Value                                                   restriction:
                        Fund
                                                                                        The fund may not engage in
                                                                                        short sales, except short sales
                                                                                        against-the-box.

The 1940 Act does not require that an investment company's policy with respect to short sales be fundamental. Each fund would adopt a non-fundamental restriction (that could be amended or eliminated in the future without shareholder approval) to limit short sales to short sales "against-the-box". In a short sale against-the-box, the fund owns or has the right to acquire the security sold short.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(l)                    Pioneer Fund and        The fund may not purchase               Eliminate restriction.
Investments             Pioneer Value           securities for the purpose of
to exercise             Fund                    controlling management of
control                                         other companies.

The SEC requires disclosure of a fund's policy if it "intends to invest in companies for the purpose of exercising control," but there is no requirement that a fund specify that it will not invest in companies for the purpose of exercising control. Since the funds do not invest for the purpose of exercising control over portfolio companies, the proposal would, therefore, eliminate a policy that is not required. The funds, however, have no current intention of investing in any portfolio company for the purpose of taking control of the management of that company.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(m)                    Pioneer Fund and        The fund may not acquire the            Eliminate restriction.
Investments             Pioneer Value           securities of any other
in other                Fund                    domestic or foreign
investment                                      investment company or
companies                                       investment fund (except in
                                                connection with a plan of
                                                merger or consolidation with
                                                or acquisition of substantially
                                                all the assets of such other
                                                investment company);
                                                provided, however, that nothing
                                                herein contained shall prevent
                                                the fund from investing in the
                                                securities issued by a real estate
                                                investment trust, provided that
                                                such trust shall not be permitted
                                                to invest in real estate or interests
                                                in real estate other than mortgages
                                                or other security interests.

The board proposes eliminating the current fundamental restriction because it is not required by the 1940 Act and potentially limits the flexibility of the funds to make desirable investments. The funds' ability to invest in other investment companies, including other investment companies managed by Pioneer, would continue to be restricted (but not prohibited) by the 1940 Act.

Proposal                Fund(s)                 Current Policy                          Amended Policy
----------------        ----------              ----------------------                  ----------------------
4(n)                    Pioneer Value           The fund seeks to invest in a           The fund's board would
Eliminate the           Fund                    broad list of carefully selected,       designate these policies non-
designation                                     reasonably priced securities            fundamental policies and
of an                                           rather than in securities               would be able to revise them
investment                                      whose prices reflect a                  without shareholder approval.
policy as                                       premium resulting from their            This paragraph in the fund's
fundamental                                     current market popularity.              prospectus would read as
                                                The fund invests the major              follows:
                                                portion of its assets in equity
                                                securities, primarily of U.S.           The fund seeks to invest in a
                                                issuers. For purposes of the            broad list of carefully selected,
                                                fund's investment policies,             reasonably priced securities
                                                equity securities include               rather than in securities whose
                                                common stocks and other                 prices reflect a premium
                                                equity instruments, such as             resulting from their current
                                                convertible debt, depositary            market popularity. The fund
                                                receipts, warrants, rights and          invests the major portion of its
                                                preferred stocks. Although the          assets in equity securities,
                                                fund focuses on securities that         primarily of U.S. issuers. For
                                                have paid a dividend or interest        purposes of the fund's
                                                within the preceding 12 months,         investment policies, equity
                                                it may purchase or hold                 securities include common
                                                securities that do not provide          stocks, convertible debt
                                                income if the fund expects              and other equity instruments,
                                                them to increase in value. The          such as depositary receipts,
                                                foregoing policies are                  warrants, rights and
                                                fundamental and may not be              preferred stocks.
                                                changed without shareholder
                                                approval.

                                                It is the policy of the fund not        The remainder of the
                                                to engage in trading for                fundamental polices listed in
                                                short-term profits and the              the other column would no
                                                fund intends to limit its               longer be fundamental and
                                                portfolio turnover to the               would be conformed to
                                                extent practicable.                     corresponding policies used by
                                                Nevertheless, changes in the            other Pioneer funds. The
                                                portfolio will be made                  fund's board would designate
                                                promptly when determined                these policies non-fundamental
                                                to be advisable by reason of            policies and would be able to
                                                developments not foreseen               revise them without
                                                at the time of the investment           shareholder approval.
                                                decision and usually without
                                                reference to the length of
                                                time a security has been held.
                                                Accordingly, portfolio turnover
                                                rate will not be considered a
                                                limiting factor in the execution
                                                of investment decisions.
Proposal                Fund(s)                 Current Policy                          Amended Policy
----------------        ----------              ----------------                        --------------------
                                                The fund may purchase put
                                                and call options on securities
                                                indices to manage cash flow
                                                and to attempt to remain
                                                fully invested in the stock
                                                market, instead of or in
                                                addition to buying and selling
                                                stocks. The fund may also
                                                purchase these options in
                                                order to hedge against risks
                                                of market-wide price
                                                fluctuations.

                                                Options on securities indices
                                                are similar to options on
                                                securities except that the
                                                delivery requirements are
                                                different. The fund may sell a
                                                securities index option it has
                                                purchased or write a similar
                                                option prior to the expiration
                                                of the purchased option in
                                                order to close out its position
                                                in a securities index option
                                                which it has purchased.
                                                The fund may also allow
                                                options to expire unexercised,
                                                which would result in the loss
                                                of the premium paid. The
                                                fund will not invest more than
                                                20% of its net assets in
                                                premiums on index put and
                                                call options.

                                                The fund may also invest a
                                                portion of its portfolio in
                                                temporary cash investments
                                                including finance company
                                                obligations, corporate
                                                commercial paper and other
                                                short-term commercial
                                                obligations, in each case
                                                rated or issued by companies
                                                with similar securities
                                                outstanding that are rated
                                                Prime-1 or Aa or better by
                                                Moody's Investors Service or
                                                A-1 or AA or better by
                                                Standard & Poor's Ratings
                                                Group ("Standard & Poor's")
                                                or, if unrated, of comparable
                                                quality as determined
                                                by Pioneer.

While all of the Pioneer funds treat their investment objectives as fundamental, only Pioneer Value Fund has investment policies that are designated as fundamental. The fund's board would designate these policies non-fundamental policies and would be able to revise them without shareholder approval. Although there is currently no intention to change the manner in which the fund is managed, there is less flexibility for the board and Pioneer to adapt this fund to future changes in the market. With respect to dividends, Pioneer believes that the current policy unnecessarily highlights one aspect of the fund's investment approach.

Proposal                Fund(s)                 Current Restrictions/Policies           Amended Policies
----------------        ----------              ----------------------------------      --------------------
4(o)                    Pioneer Fund and        Each fund's existing investment         If amended as proposed, the
Foreign                 Pioneer Value           restrictions state that as long as      restrictions described in this
restriction             Fund                    the fund is registered in the           proposal will provide that:
policy                                          Federal Republic of Germany,
                                                Austria or Switzerland, the             In the case of a change in the
                                                fund may not without the prior          laws of Germany, Austria or
                                                approval of its shareholders:           Switzerland applicable to the
                                                                                        funds, the board has the right
                                                (i) Invest in the securities of any     to adjust these restrictions
                                                other domestic or foreign               relating to the funds'
                                                investment company or                   registrations in these countries
                                                investment fund, except in              accordingly without the prior
                                                connection with a plan of               approval of fund shareholders.
                                                merger or consolidation with or
                                                acquisition of substantially all
                                                the assets of such other
                                                investment company or
                                                investment fund; (ii) Purchase
                                                or sell real estate, or any interest
                                                therein, and real estate mortgage
                                                loans, except that the fund may
                                                invest in securities of corporate
                                                or governmental entities secured
                                                by real estate or marketable
                                                interests therein or securities
                                                issued by companies (other than
                                                real estate limited partnerships,
                                                real estate investment trusts
                                                and real estate funds) that invest
                                                in real estate or interests therein;
                                                (iii) Borrow money in amounts
                                                exceeding 10% of the fund's
                                                total assets (including the
                                                amount borrowed) taken at
                                                market value; (iv) Pledge,
                                                mortgage or hypothecate its
                                                assets in amounts exceeding
                                                10% of the fund's total assets
                                                taken at market value;
                                                (v) Purchase securities on
                                                margin or make short sales;
                                                (vi) Redeem its securities
                                                in-kind; or (vii) Invest in
                                                interests in oil, gas or other
                                                mineral exploration or
                                                development leases
                                                or programs.
Proposal                Fund(s)                 Current Restrictions/Policies           Amended Policies
----------------        ----------              ----------------------------------      --------------------
                                                Further, as long as each fund is
                                                registered in Switzerland, the
                                                fund may not, under the laws
                                                of that country, without the
                                                prior approval of its
                                                shareholders:

                                                (a) Purchase gold or silver
                                                bullion, coins or other precious
                                                metals or purchase or sell
                                                futures contracts or options on
                                                any such precious metals;
                                                (b) Invest more than 10%
                                                of its total assets in the
                                                securities of any one issuer;
                                                provided, however, that this
                                                restriction does not apply to
                                                cash items and U.S.
                                                government securities;
                                                (c) Write (sell) uncovered
                                                calls or puts or any
                                                combination thereof or
                                                purchase, in an amount
                                                exceeding 5% of its assets,
                                                calls, puts, straddles, spreads
                                                or any combination thereof;
                                                or (d) Invest more than 5%
                                                of its total assets in financial
                                                instruments that are used for
                                                non-hedging purposes and
                                                which have a leverage effect.

Each fund has agreed to certain investment restrictions as a condition of registration in the Federal Republic of Germany, Austria and Switzerland. Currently, the board of trustees may not modify these restrictions to take advantage of changing regulatory policies in foreign jurisdictions without incurring the expense and delay associated with obtaining shareholder approval. Proposal 4(o), if approved, would allow each fund the flexibility to amend the above investment restrictions to take advantage of changes in regulatory policies in these jurisdictions without the need to seek shareholder approval. The investment restrictions could then be changed with the approval of the trustees provided the trustees consider such changes to be in the best interests of the fund. Pioneer Mid Cap Growth Fund and Pioneer Growth Shares are not subject to any of these international investment restrictions. The shareholders of Pioneer Mid Cap Value Fund approved a similar policy change in April 1998. No change would be effected until the funds' prospectuses and statements of additional information had been amended or supplemented as necessary to reflect the change.

Proposal                Fund(s)                 Current Restriction                     Amended Restriction
----------------        ----------              ----------------------                  ----------------------
4(p)                    Pioneer Fund,           The fund may not invest in              The fund may not acquire the
Foreign                 Pioneer Value           the securities of any other             shares/units of any other pool
restriction             Fund and                domestic or foreign                     of assets, irrespective of its
on                      Pioneer Mid             investment company or                   legal form and type, which is
investments             Cap Value               investment fund, except in              invested according to the
in other                Fund                    connection with a plan of               principle of risk-diversification,
investment                                      merger or consolidation                 with the exception that up to
companies                                       with or acquisition of                  5% of the net asset value of
                                                substantially all the assets            the fund may be invested in
                                                of such other investment                other pools of assets, which
                                                company or investment                   are invested in securities,
                                                fund.                                   provided that the units/shares
                                                                                        of that pool of assets are
                                                                                        offered to the public without
                                                                                        limitation of the number of
                                                                                        units/shares and, further
                                                                                        provided, that the unit/
                                                                                        shareholders have the right to
                                                                                        redeem their units/shares. This
                                                                                        restriction does not apply to a
                                                                                        plan of merger or
                                                                                        consolidation with or
                                                                                        acquisition of substantially all
                                                                                        the assets of such other pool
                                                                                        of assets.

On July 3, 2002, the funds, Pioneer, PFD and other funds in the Pioneer Family of Funds were granted an SEC exemptive order that would permit the funds to invest uninvested cash and cash collateral in Pioneer Cash Reserves Fund, an affiliated investment company. Without the exemptive relief, the funds are prohibited by the 1940 Act from engaging in joint transactions with an affiliated fund. The current restriction was initially adopted to qualify the funds for registration in Germany, Switzerland and Austria. The amended restriction would afford each fund the flexibility to invest cash balances and collateral held in connection with the funds' securities lending program in Pioneer Cash Reserves Fund and maintain its qualification for registration in Germany, Switzerland and Austria. No change would be effected until the funds' prospectuses and statements of additional information had been amended or supplemented as necessary to reflect the new restriction.

Trustees' recommendation

The trustees believe that the proposed amendments to each fund's fundamental restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposed changes as described above.

Required vote

Approval of each of Proposals 4(a) through 4(p) requires the affirmative 1940 Act Majority Vote (as defined in Proposal 2 above) of the fund's outstanding shares. If the required approval to change any restriction is not obtained, the current investment restriction will continue in effect.

Recommendation

For the reasons set forth above, trustees of your fund unanimously recommend that shareholders vote for each proposal to amend the fund's investment restrictions.

INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum

See Exhibit C to this proxy statement for the number of shares of beneficial interest of each fund that were outstanding as of the record date. Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. One-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business by the fund.

Ownership of shares of the funds

As of December 31, 2002, the trustees and officers of any fund owned beneficially in the aggregate less than 1% of the outstanding shares of that fund. Each person that, to the knowledge of the funds, owned of record or beneficially 5% or more of the outstanding shares of any class of the funds as of December 31, 2002 is as follows:

Record Holder                                    Share Class             Number of Shares              % of Class
-----------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund

Merrill Lynch, Pierce, Fenner & Smith            Class B                 159,746.19                    6.53
Incorporated for the Sole Benefit of             Class C                 58,882.78                     9.41
its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

PFPC FBO Primerica Shareholder                   Class A                 2,836,479.14                  6.62
Services
221 S. Gulf Road
King of Prussia, PA 19406

Pioneer Value Fund

Merrill Lynch, Pierce, Fenner & Smith            Class C                 59,760.47                     11.60
Incorporated for the Sole Benefit of
its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Pioneer Global Investments Ltd.                  Class A                 51,863,905.72                 23.43
George's Quay Plaza
George's Quay
Dublin 2 Ireland

PFPC FBO Primerica Shareholder Services          Class A                 48,105,247.58                 21.73
221 S. Gulf Road
King of Prussia, PA 19406

Pioneer Mid Cap Value Fund

Pioneer Global Investments Ltd.                  Class A                 12,430,605.98                 23.94
George's Quay Plaza
George's Quay
Dublin 2 Ireland

Merrill Lynch, Pierce, Fenner & Smith            Class B                 1,925,076.20                  11.54
Incorporated for the Sole Benefit of             Class C                 381,346.00                    20.53
its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

John F. Cogan, Jr. c/o Hale and Dorr LLP         Class Y                 38,077.08                     10.18
60 State Street, 29th floor
Boston, MA 02109-1803

John F. Cogan, Jr. and Mary Cornille &           Class Y                 38,519.57                     10.30
Pamela Cogan Riddle & Gregory Cogan
Trustees of the Cogan Family Foundation
c/o Hale and Dorr LLP Trust Department
P.O. Box 1711
Boston, MA 02105-1711

Wells Fargo Bank MN, Trustee                     Class Y                 122,375.36                    32.71
Pioneer Savings & Investment Plan
P.O. Box 1533
Minneapolis, MN 55479-0001

Wells Fargo Bank MN, Trustee                     Class Y                 76,884.71                     20.55
Pioneer Retirement Plan
P.O. Box 1533
Minneapolis, MN 55479-0001

Pioneer Fund

Merrill Lynch, Pierce, Fenner & Smith            Class B                 2,749,854.50                  16.97
Incorporated for the Sole Benefit of             Class C                 3,133,247.21                  41.21
its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Pioneer Global Investments Ltd.                  Class A                 10,225,159.81                 6.86
George's Quay Plaza
George's Quay
Dublin 2 Ireland

Bankers Trust Company of CA                      Class Y                 2,091,218.50                  80.29
Trustee FBO Pacificorp K Plus Savings Plan
300 South Grand Avenue, 40th Floor
Los Angeles, CA 90071-3109

First Command Bank Trust Department              Class Y                 177,921.85                    6.83
P.O. Box 901075
Fort Worth, TX 76101-2075

Pioneer Growth Shares

Merrill Lynch, Pierce, Fenner & Smith            Class B                 2,181,865.69                  9.11
Incorporated for the Sole Benefit of             Class C                 732,351.39                    13.62
its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Wells Fargo Bank MN, Trustee                     Class Y                 106,636.13                    31.00
Pioneer Savings & Investment Plan
P.O. Box 1533
Minneapolis, MN 55479-0001

Wells Fargo Bank MN, Trustee                     Class Y                 105,379.09                    30.64
Pioneer Retirement Plan
P.O. Box 1533
Minneapolis, MN 55479-0001

Saxon and Co.                                    Class Y                 22,734.73                     6.61
FBO: 35-35-001-3891688
P.O. Box 7780-1888
Philadelphia, PA 18192-0001

Shareholder proposals

The funds are not required to hold annual meetings of shareholders and do not currently intend to hold meetings of shareholders in 2003. Shareholder proposals intended to be presented at the next meeting of shareholders of a fund, whenever held, must be received at the funds' offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Shares held in retirement plans

The trustee or custodian of certain retirement plans is required to vote any unvoted fund shares held in such plans in proportion to the percentages voted by shareholders in person or by proxy.

Proxies, quorum and voting at the meeting

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the funds. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment thereof.

On each proposal, all classes of shares of a fund vote as a single class. One-third of the outstanding shares of a fund that are entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to any proposal for that fund; however, since each proposal, other than the election of trustees, must be approved by a 1940 Act Majority Vote, at least 50% of the outstanding shares must be present in person or by proxy at the meeting to approve any of the proposals. In the event that at the time any session of the shareholder meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one-half of the shares of the fund present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Shares of each fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal, except for the proposal to elect trustees. Similarly, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner, those shares will be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting to elect trustees but has the same effect as a vote against the other proposals.

Other business

While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, the persons named in the enclosed proxy intend to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses

The cost of preparing, assembling and mailing this proxy statement, the attached notice of special meeting of shareholders and the accompanying proxy card(s) will be borne by Pioneer. In addition to soliciting proxies by mail, Pioneer may, at its expense, have one or more of the funds' officers, representatives or compensated third-party agents, including Pioneer, PIMSS and PFD or Alamo Direct, professional proxy solicitors, who will be paid fees and expenses of approximately $25,000 for their soliciting services, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.

The funds may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


February 26, 2003


EXHIBIT A
AUDIT COMMITTEE CHARTER
PIONEER FUNDS

Function. Oversight is the primary function of the Audit Committee, comprised exclusively of independent Trustees of the Pioneer Funds (the "Funds"). The management company is responsible for maintaining appropriate systems for accounting and internal controls and the independent auditor is responsible for planning and carrying out proper audits.

Purposes. The purposes of the Audit Committee are to:

1. act as a liaison between the Funds' independent auditors and the full Board of Trustees of the Funds;

2. discuss with the Funds' independent auditors their judgments about the quality of the Fund's accounting principles and underlying estimates as applied in the Funds' financial reporting;

3. review and assess the renewal materials of all related party contracts and agreements, including management advisory agreements, underwriting contracts, administration agreements, distribution contracts, and transfer agency contracts, among any other instruments and agreements that may be appropriate from time to time;

4. review and assess from time to time, as it deems necessary and appropriate:

    (a) brokerage and soft dollar arrangements of the Funds,

    (b) the utilization of the Funds' line of credit, and

    (c) "as of" gain/loss activity of the funds;

5. review and approve insurance coverage and allocations of premiums between the management and the Funds and among the Funds;

6. review and approve expenses under the Administration Agreements between the management company and the Funds and allocations of such expenses among the Funds; and

7. ensure that the independent auditors submit on a periodic basis to the audit committee a formal written statement delineating all relationships between the auditors and the company; to actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors; and to recommend that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

Activities. To carry out its function and its purposes, the Committee shall, as appropriate and necessary:

    (a) recommend the selection, retention or termination of auditors; and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager or to vendors to the Funds, whose systems are material to the Funds' operations, regarding their systems and controls; and to receive the auditors' specific representations as to their independence;

    (b) meet with the Funds' independent auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or any other results of the audits;
        (iii) consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) review the form of opinion the auditors propose to render to the Board and shareholders;

     (c) consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

     (d) review the fees charged by the auditors for audit and non-audit services;

     (e) investigate improprieties or suspected improprieties in fund operations; and

     (f) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Governance and Compensation. The Committee shall be comprised of three independent Trustees of the Funds who shall be nominated and elected annually by the Board of Trustees of the Funds. Members of the Committee shall elect from among them a Chairperson, who shall preside over meetings of the Committee. Replacements for vacancies, occurring from time to time, shall be nominated and elected by the remaining Trustees of the Funds.

The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require. The Committee shall meet regularly with the Treasurer of the Funds. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

Compensation for the members of the Committee shall be determined by the Board of Trustees. It is expected that the Chairperson will receive additional compensation for her/his services as Chair.

Initial Approval and Annual Review of Charter. This Charter is subject to approval of the Board of Trustees of the Funds. The Committee shall review this Charter at least annually and recommend any changes to the Board for its consideration.

EXHIBIT B
FORM OF PROPOSED MANAGEMENT CONTRACT


THIS AGREEMENT dated as of this 1st day of May, 2003 between [name of fund], a Delaware business trust (the "Trust"), and Pioneer Investment Management, Inc., a Delaware corporation (the "Manager").

W I T N E S S E T H

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement for the purpose of registering its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

WHEREAS, the parties hereto deem it mutually advantageous that the Manager should be engaged, subject to the supervision of the Trust's Board of Trustees and officers, to manage the Trust.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Manager do hereby agree as follows:

1. The Manager will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Trust, consistent with the investment objective and policies of the Trust. The Manager will determine from time to time what securities shall be purchased for the Trust, what securities shall be held or sold by the Trust and what portion of the Trust's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statements under the 1940 Act and under the 1933 Act covering the Trust's shares, as filed with the Commission, and to the investment objective, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Manager will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

2. The Manager will, to the extent reasonably required in the conduct of the business of the Trust and upon the Trust's request, furnish to the Trust research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Trust shall at the time have any investment in such industries, businesses, corporations or securities. The Manager will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or securities.

3. The Manager will maintain all books and records with respect to the Trust's securities transactions required by subparagraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the custodian or transfer agent appointed by the Trust) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act. The Manager will also provide to the Board of Trustees such periodic and special reports as the Board may reasonably request.

4. Except as otherwise provided herein, the Manager, at its own expense, shall furnish to the Trust office space in the offices of the Manager, or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the Trust's affairs and investments, and shall arrange, if desired by the Trust, for members of the Manager's organization to serve as officers or agents of the Trust.

5. The Manager shall pay directly or reimburse the Trust for: (i) the compensation (if any) of the Trustees who are "affiliated persons" (as defined in the 1940 Act) of the Manager and all officers of the Trust as such; and (ii) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Manager or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust.

6. The Trust shall assume and shall pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Manager or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the Trust; (iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" of, the Manager, the Trust (other than as Trustees), Pioneer Investment Management USA, Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; (xii) interest on borrowed money, if any; and (xiii) any other expense that the Trust, the Manager or any other agent of the Trust may incur (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board of Trustees with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the Trust.

7. In addition to the expenses described in Section 6 above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Trust is a party.

8. The Trust shall pay to the Manager, as compensation for the Manager's services and expenses assumed hereunder, a fee as set forth below. Management fees payable hereunder shall be computed daily and paid monthly in arrears.

A) The fee payable hereunder shall be composed of the Basic Fee (defined below) and a Performance Adjustment (defined below) to the Basic Fee based upon the investment performance of the Trust in relation to the investment record of a securities index determined by the Trustees of the Trust to be appropriate over the same period. The Trustees have designated the [name of new Benchmark Index] (the "Index") for this purpose; provided, however, that for all periods prior to May 1, 2003, the securities index shall be the [name of current Benchmark Index].

B) From time to time, the Trustees may by a vote of the Trustees of the Trust voting in person, including a majority of its Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
    Act) of any such parties, determine 1) that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the performance of the Trust; and/or 2) that a Class of shares of the Trust other than Class A is most appropriate for use in calculating the Performance Adjustment. After ten days' written notice to the Manager, a successor index (the "Successor Index") may be substituted for the Index in prospectively calculating the Performance Adjustment; and/or a different Class of shares may be substituted in calculating the Performance Adjustment. However, the calculation of that portion of the Performance Adjustment attributable to any portion of the performance period prior to the adoption of the Successor Index will still be based upon the Trust's performance compared to the Index. The use of a different Class of shares for purposes of calculating the Performance Adjustment shall apply to the entire performance period so long as such Class was outstanding at the beginning of such period. In the event that such Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Class was outstanding and any prior portion of the Performance Period shall be calculated using Class A shares.

C) The Basic Fee is equal to [insert basic fee] per annum of the Fund's average daily net assets.

D)  The Performance Adjustment consists of an adjustment to the monthly
    Basic Fee to be made by applying a Performance Adjustment rate to the average net assets of the Trust over the Performance Period. The resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Trust experienced better or worse performance than the Index.

The Performance Adjustment rate is [0.01%] [0.02% for Pioneer Mid Cap Growth Fund] per annum for each percentage point rounded to the nearer point (the higher point if exactly one-half point) that the Trust's investment performance for the period was better or worse than the record of the Index as then constituted. The maximum Performance Adjustment is 0.10% [0.20% for Pioneer Mid Cap Growth Fund] per annum. In addition, as the Trust's average daily net assets over the Performance Period may differ substantially from the Trust's average daily net assets during the current year, the Performance Adjustment may be further adjusted to the extent necessary to insure that the total adjustment to the Basic Fee on an annualized basis does not exceed 0.10% [0.20% for Pioneer Mid Cap Growth Fund].

The Performance Period shall consist of a rolling 36-month period consisting of the most recently completed month and the previous 35 months.

The Trust's investment performance will be measured by comparing the (i) opening net asset value of one Class A share of the Trust on the first business day of the performance period with (ii) the closing net asset value of one Class A share of the Trust as of the last business day of such period. In computing the investment performance of the Trust and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Trust, and all cash distributions of the companies whose stock comprise the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rule under the Investment Advisers Act of 1940, as the same from time to time may be amended.

The computation of the Performance Adjustment will not be cumulative. A positive fee adjustment will apply even though the performance of the Trust over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee adjustment will apply for the month even though the performance of the Trust over some period of time shorter than the performance period has been ahead of that of the Index.

E) An appropriate percentage (based on the number of days in the current month) of the annual Performance Adjustment rate shall be multiplied by the average of the net assets of the Trust (computed in the manner set forth in the Declaration of Trust of the Trust adjusted as provided above, if applicable) determined as of the close of business on each business day throughout the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

9. The Management Fee payable hereunder shall be computed daily and paid monthly in arrears. In the event of the termination of this Agreement, the Basic Fee then in effect shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. The amount of any Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Agreement is in effect.

10. The Manager may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Manager. Any such fee reduction or undertaking may be discontinued or modified by the Manager at any time.

11. It is understood that the Manager may employ one or more sub-investment advisers (each a "Subadviser") to provide investment advisory services to the Trust by entering into a written agreement with each such Subadviser; provided, that any such agreement first shall be approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, the Manager or any such Subadviser, and otherwise approved in accordance with the requirements of the 1940 Act or an exemption therefrom. The authority given to the Manager in Sections 1 through 13 hereof may be delegated by it under any such agreement; provided, that any Subadviser shall be subject to the same restrictions and limitations on investments and brokerage discretion as the Manager. The Trust agrees that the Manager shall not be accountable to the Trust or the Trust's shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though the Manager retains the right to reverse any such investment because, in the event a Subadviser is retained, the Trust and the Manager will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

12. The Manager will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Manager, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, but nothing contained herein will be construed to protect the Manager against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

13. Nothing in this Agreement will in any way limit or restrict the Manager or any of its officers, directors, or employees from buying, selling or trading in any securities for its or their own accounts or other accounts. The Manager may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do any thing in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Manager to or with the Trust or deemed to violate or give rise to any duty or obligation of the Manager to the Trust except as otherwise imposed by law. The Trust recognizes that the Manager, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

14. In connection with purchases or sales of securities for the account of the Trust, neither the Manager nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The Manager shall arrange for the placing of all orders for the purchase and sale of securities for the Trust's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek for the Trust the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Trust that the Manager have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Trust with such brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its or its affiliates' services to other clients. In addition, subject to the Manager's obligation to seek the most favorable execution and net price available, the Manager may consider the sale of the Trust's shares in selecting brokers and dealers.

15. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients, the Manager may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such clients.

16. This Agreement shall become effective on the date hereof and shall remain in force until December 31, 2004 and from year to year thereafter, but only so long as its continuance is approved in accordance with the requirements of the 1940 Act or an exemption therefrom, subject to the right of the Trust and the Manager to terminate this contract as provided in Section 17 hereof.

17. Either party hereto may, without penalty, terminate this Agreement by vote of its Board of Trustees or Directors, as the case may be, or by vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust or the Manager, as the case may be, and the giving of 60 days' written notice to the other party.

18. This Agreement shall automatically terminate in the event of its assignment. For purposes of this Agreement, the term "assignment" shall have the meaning given it by Section 2(a)(4) of the 1940 Act.

19. The Trust agrees that in the event that neither the Manager nor any of its affiliates acts as an investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Pioneer" or otherwise suggest an affiliation with the Manager.

20. The Manager is an independent contractor and not an employee of the Trust for any purpose. If any occasion should arise in which the Manager gives any advice to its clients concerning the shares of the Trust, the Manager will act solely as investment counsel for such clients and not in any way on behalf of the Trust.

21. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

22. This Agreement and all performance hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

23. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

24. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers and their seal to be hereto affixed as of the day and year first above written.

ATTEST:                         [Name of Fund]

---------------------------    ------------------------------------------
ATTEST:                        PIONEER INVESTMENT MANAGEMENT, INC.

---------------------------    ------------------------------------------

EXHIBIT C

Additional information pertaining to Pioneer

Ownership of Pioneer. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano.

Services provided to the funds by affiliates of Pioneer. PIMSS serves as each fund's transfer agent and shareholder servicing agent. Under the terms of its contract with each fund, PIMSS' duties include: (i) processing sales, redemptions and exchanges of shares of the fund; (ii) distributing dividends and capital gains to shareholder accounts; and (iii) maintaining certain account records and responding to routine shareholder inquires. The fees shown below are for the fund's most recently completed fiscal year end.

                                     Amount of fees paid to PIMSS
Fund                                    (net of expense offsets)
--------------------------------------------------------------------------

Pioneer Mid Cap Growth Fund                     $1,573,820
Pioneer Value                                   $8,311,017
Pioneer Mid Cap Value Fund                      $3,505,047
Pioneer Fund                                    $17,107,606
Pioneer Growth Shares                           $4,893,247

PFD, an indirect, wholly owned subsidiary of UniCredito Italiano, serves as each fund's principal underwriter. PFD's address is 60 State Street, Boston, Massachusetts 02109. The fees shown below were paid by each fund for its most recently completed fiscal year end to PFD in connection with its underwriting activities for the funds.

                                   Amount of Class A
                                     sales charges          CDSCs paid            Rule 12b-1
Fund                                retained by PFD           to PFD           distribution fees
------------------------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund              $55,885               $78,201            $1,698,692
Pioneer Value Fund                      $529,391               $62,117            $8,831,082
Pioneer Mid Cap Value Fund              $320,161              $313,306            $6,179,753
Pioneer Fund                          $1,634,509            $1,940,484           $20,825,994
Pioneer Growth Shares                   $175,401            $1,021,912            $4,910,302

Each fund has entered into an administration agreement with Pioneer pursuant to which certain accounting and legal services which are expenses payable by the fund under the existing management contract are performed by Pioneer and pursuant to which Pioneer is reimbursed for its costs of providing such services. The fees shown below are for the fund's most recently completed fiscal year end.

Fund                                Amount of fees paid to Pioneer
---------------------------------------------------------------------

Pioneer Mid Cap Growth Fund                    $210,018
Pioneer Value                                  $592,315
Pioneer Mid Cap Value Fund                     $243,648
Pioneer Fund                                   $974,584
Pioneer Growth Shares                          $320,598

Portfolio transaction policies

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Exchange Act, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of a fund as well as shares of other investment companies managed by Pioneer. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the fund.

None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

Similar funds

Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the funds described in this proxy statement and provides other information regarding the similar funds.

                                                                             Management fee          Dollar amount of
                                                                             rate for similar        management fees
                                                      Net assets of          fund(s) as a            waived or
                                                      similar fund(s) as     percentage of           expenses
                                                      of December 31,        average daily           reimbursed for
Fund                    Similar fund(s)               2002                   net assets              similar fund
---------------------------------------------------------------------------------------------------------------------
Pioneer Mid Cap          Pioneer Mid Cap Value
Value Fund               VCT Portfolio                 $181,725,233             0.65%                     --

Pioneer Fund             Pioneer Fund
                         VCT Portfolio                 $178,110,221             0.65%                     --
Pioneer Growth           Pioneer Growth Shares
Shares                   VCT Portfolio                 $35,008,566              0.70%                     --

Record date shares

As of the close of business on the record date, the shares outstanding of each fund were as follows:

                                             Number of shares outstanding
                    ------------------------------------------------------------
Fund                    Class A         Class B        Class C         Class Y
--------------------------------------------------------------------------------

Pioneer Fund        147,685,061.625  15,665,274.763  7,485,547.437 2,554,957.869
Pioneer Growth
Shares               48,256,861.947  22,922,759.572  5,147,571.855   319,728.493
Pioneer Mid Cap
Growth Fund          42,304,343.392   2,403,586.956    625,015.872           N/A
Pioneer Mid Cap
Value Fund           51,825,831.585  15,326,314.148  2,270,930,792   374,916.558
Pioneer Value Fund  218,568,594.745   1,455,438.633   [372,619.010]          N/A


13111-00-0203

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
                                                        INTERNET.
         P.O. Box 9126                                  PHONE:  TO VOTE BY PHONE CALL TOLL-FREE
         Hingham, MA 02043-9126                         1-800-690-6903 AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        INTERNET:  VOTE ON THE INTERNET AT
                                                        WWW.PROXYWEB.COM AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        MAIL:  RETURN THE SIGNED PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
------------------------------------------------------- -----------------------------------------------------

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PIONEER FUND                                           TO BE HELD APRIL 17, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                        Date _______________________, 2003

                                        ----------------------------------------




                                        ----------------------------------------
                                        Signature(s) (SIGN IN THE BOX)
                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                         PIONEER

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

 [triangle] Please fold and detach card at perforation before mailing [triangle]

                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK
                                OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
(01) M.K. Bush                (05) M.B.W. Graham                [ ]                   [ ]                 [ ]
(02) J.F. Cogan, Jr.          (06) M.A. Piret
(03) Dr. R.H. Egdahl          (07) S.K. West
(04) D.T. Geraci              (08) J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-----------------------------------
                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between           [ ]               [ ]                     [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3.       To approve a policy allowing Pioneer and the           [ ]               [ ]                     [ ]
board of trustees to appoint or terminate subadvisers
and to approve amendments to subadvisory agreements
without shareholder approval.
                                                                FOR                AGAINST             ABSTAIN
                                                                ALL                   ALL                ALL
4(a)-(p) To approve a change to the fund's investment           [ ]                  [ ]                  [ ]

policy on:
(a) Senior securities         (i) Guarantees
(b) Borrowing                 (j) Margin
(c) Real estate               (k) Short sales
(d) Loans                     (l) Exercising control
(e) Commodities               (m) Other investment
                              companies
(f) Diversification           (o) Qualification for
                              foreign registration
(g) Acting as underwriter     (p) Foreign restriction
(h) Concentration



------------------------------------------
IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, WRITE THE
LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.

                                                                         PIONEER

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
                                                        INTERNET.
         P.O. Box 9126                                  PHONE:  TO VOTE BY PHONE CALL TOLL-FREE
         Hingham, MA 02043-9126                         1-800-690-6903 AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        INTERNET:  VOTE ON THE INTERNET AT
                                                        WWW.PROXYWEB.COM AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        MAIL:  RETURN THE SIGNED PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
------------------------------------------------------- -----------------------------------------------------

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PIONEER GROWTH SHARES                                  TO BE HELD APRIL 17, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                        Date _______________________, 2003

                                        ----------------------------------------




                                        ----------------------------------------
                                        Signature(s) (SIGN IN THE BOX)
                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                         PIONEER

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

 [triangle] Please fold and detach card at perforation before mailing [triangle]

                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
(01) M.K. Bush                (05) M.B.W. Graham                [ ]                   [ ]                 [ ]
(02) J.F. Cogan, Jr.          (06) M.A. Piret
(03) Dr. R.H. Egdahl          (07) S.K. West
(04) D.T. Geraci              (08) J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-----------------------------------
                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between           [ ]               [ ]                     [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3.       To approve a policy allowing Pioneer and the           [ ]               [ ]                     [ ]
board of trustees to appoint or terminate subadvisers
and to approve amendments to subadvisory agreements
without shareholder approval.
                                                                FOR                AGAINST             ABSTAIN
                                                                ALL                   ALL                ALL
4(a)-(h) To approve a change to the fund's investment           [ ]                  [ ]                  [ ]
policy on:
(a) Senior securities         (e) Commodities
(b) Borrowing                 (f) Diversification
(c) Real estate               (g) Acting as underwriter
(d) Loans                     (h) Concentration



------------------------------------------
IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, WRITE THE
LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.

                                                                   GROWTH SHARES

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
                                                        INTERNET.
         P.O. Box 9126                                  PHONE: TO VOTE BY PHONE CALL TOLL-FREE
         Hingham, MA 02043-9126                         1-800-690-6903 AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        INTERNET:  VOTE ON THE INTERNET AT
                                                        WWW.PROXYWEB.COM AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        MAIL:  RETURN THE SIGNED PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
------------------------------------------------------- -----------------------------------------------------

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PIONEER MID CAP GROWTH FUND                            TO BE HELD APRIL 17, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                        Date _______________________, 2003

                                        ----------------------------------------




                                        ----------------------------------------
                                        Signature(s) (SIGN IN THE BOX)
                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                         PIONEER

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

 [triangle] Please fold and detach card at perforation before mailing [triangle]

                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
(01) M.K. Bush                (05) M.B.W. Graham                [ ]                   [ ]                 [ ]
(02) J.F. Cogan, Jr.          (06) M.A. Piret
(03) Dr. R.H. Egdahl          (07) S.K. West
(04) D.T. Geraci              (08) J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-----------------------------------
                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between           [ ]               [ ]                     [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3.       To approve a policy allowing Pioneer and the           [ ]               [ ]                     [ ]
board of trustees to appoint or terminate subadvisers
and to approve amendments to subadvisory agreements
without shareholder approval.
                                                                FOR                AGAINST             ABSTAIN
                                                                ALL                   ALL                ALL
4(a)-(k) To approve a change to the fund's investment           [ ]                  [ ]                  [ ]
policy on:
(a) Senior securities         (g) Acting as underwriter
(b) Borrowing                 (h) Concentration
(c) Real estate               (i) Guarantees
(d) Loans                     (j) Margin
(e) Commodities               (k) Short sales
(f) Diversification



------------------------------------------
IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, WRITE THE
LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.

                                                                  MID CAP GROWTH

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
                                                        INTERNET.
         P.O. Box 9126                                  PHONE:  TO VOTE BY PHONE CALL TOLL-FREE
         Hingham, MA 02043-9126                         1-800-690-6903 AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        INTERNET:  VOTE ON THE INTERNET AT
                                                        WWW.PROXYWEB.COM AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        MAIL:  RETURN THE SIGNED PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
------------------------------------------------------- -----------------------------------------------------

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PIONEER MID CAP VALUE FUND                             TO BE HELD APRIL 17, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                        Date _______________________, 2003

                                        ----------------------------------------




                                        ----------------------------------------
                                        Signature(s) (SIGN IN THE BOX)
                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                         PIONEER

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

 [triangle] Please fold and detach card at perforation before mailing [triangle]

                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
(01) M.K. Bush                (05) M.B.W. Graham                [ ]                   [ ]                 [ ]
(02) J.F. Cogan, Jr.          (06) M.A. Piret
(03) Dr. R.H. Egdahl          (07) S.K. West
(04) D.T. Geraci              (08) J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-----------------------------------
                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between           [ ]               [ ]                     [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3.       To approve a policy allowing Pioneer and the           [ ]               [ ]                     [ ]
board of trustees to appoint or terminate subadvisers
and to approve amendments to subadvisory agreements
without shareholder approval.
                                                                FOR                AGAINST             ABSTAIN
                                                                ALL                   ALL                ALL
4(a)-(p) To approve a change to the fund's investment
policy on:
(a) Senior securities         (f) Diversification               [ ]                  [ ]                  [ ]
(b) Borrowing                 (g) Acting as underwriter
(c) Real estate               (h) Concentration
(d) Loans                     (i) Guarantees
(e) Commodities               (p) Foreign restriction



------------------------------------------
IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, WRITE THE
LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.

                                                                   MID CAP VALUE

------------------------------------------------------- -----------------------------------------------------
[LOGO]   PIONEER FAMILY OF FUNDS                        VOTE BY TOUCH-TONE PHONE, BY MAIL, OR VIA THE
                                                        INTERNET.
         P.O. Box 9126                                  PHONE: TO VOTE BY PHONE CALL TOLL-FREE
         Hingham, MA 02043-9126                         1-800-690-6903 AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        INTERNET:  VOTE ON THE INTERNET AT
                                                        WWW.PROXYWEB.COM AND USE THE CONTROL NUMBER ON THE
                                                        FRONT OF YOUR PROXY CARD.
                                                        MAIL:   RETURN THE SIGNED PROXY CARD IN THE
                                                        ENCLOSED ENVELOPE.
------------------------------------------------------- -----------------------------------------------------

*** CONTROL NUMBER: 999 999 999 999 99 ***

                                   PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
PIONEER VALUE FUND                                     TO BE HELD APRIL 17, 2003

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Daniel T. Geraci, Dorothy E. Bourassa, Joseph P. Barri and David C. Phelan, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on Thursday, April 17, 2003, at 1 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                                        Date _______________________, 2003

                                        ----------------------------------------




                                        ----------------------------------------
                                        Signature(s) (SIGN IN THE BOX)
                                        NOTE: In signing, please write name(s)
                                        exactly as appearing hereon. When
                                        signing as attorney, executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                                                         PIONEER

                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD
                            IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING:

 [triangle] Please fold and detach card at perforation before mailing [triangle]

                                PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                PLEASE DO NOT USE FINE POINT PENS.

                                                                FOR                WITHHOLD            FOR ALL
                                                                ALL                   ALL               EXCEPT
                                                                                                  (AS MARKED BELOW)
1.       To elect trustees. The nominees for trustees
are:
(01) M.K. Bush                (05) M.B.W. Graham                [ ]                   [ ]                 [ ]
(02) J.F. Cogan, Jr.          (06) M.A. Piret
(03) Dr. R.H. Egdahl          (07) S.K. West
(04) D.T. Geraci              (08) J. Winthrop

TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES, WRITE THE
CORRESPONDING NUMBER(S) OF THE NOMINEE(S) ON THE LINE BELOW.


-----------------------------------
                                                                FOR             AGAINST                ABSTAIN
2.       To approve a new management contract between           [ ]               [ ]                     [ ]
the fund and Pioneer Investment Management, Inc.
("Pioneer"), the fund's investment adviser, as
described in the proxy statement.

3.       To approve a policy allowing Pioneer and the           [ ]               [ ]                     [ ]
board of trustees to appoint or terminate subadvisers
and to approve amendments to subadvisory agreements
without shareholder approval.
                                                                FOR                AGAINST             ABSTAIN
                                                                ALL                   ALL                ALL
4(a)-(p) To approve a change to the fund's investment
policy on:
(a) Senior securities         (i) Guarantees                    [ ]                  [ ]                  [ ]
(b) Borrowing                 (j) Margin
(c) Real estate               (k) Short sales
(d) Loans                     (l) Exercising control
(e) Commodities               (m) Other investment
                              companies
(f) Diversification           (n) Fundamental treatment
(g) Acting as underwriter     (o) Qualification for
                              foreign registration
(h) Concentration             (p) Foreign restriction



------------------------------------------
IF YOU DO NOT WISH TO APPROVE A PARTICULAR INVESTMENT POLICY CHANGE, WRITE THE
LETTER(S) OF THE SUB-PROPOSAL ON THE LINE ABOVE.

                                                                           VALUE

[logo] PIONEER
       Investments(R)


DEALER ADVISORY PERFORMANCE FEE BENCHMARK CHANGES:

Pioneer Fund, Pioneer Value Fund, Pioneer Mid Cap Value Fund, Pioneer Mid Cap Growth Fund and Pioneer Growth Shares


February 2003

This letter is to inform you that the Board of Trustees approved changes in the performance fee benchmarks for five Pioneer funds: Pioneer Fund, Pioneer Value Fund, Pioneer Mid Cap Value Fund, Pioneer Mid Cap Growth Fund and Pioneer Growth Shares. The decision was made after it was determined that the current performance fee benchmarks were obsolete or no longer the most appropriate in light of the fund's investment style. The table below outlines the current and proposed benchmarks.

FUND                    CURRENT PERFORMANCE        PROPOSED PERFORMANCE
                        FEE BENCHMARK              FEE BENCHMARK
Pioneer Fund            Lipper Growth & Income     S&P 500 Index
                        Fund Index
Pioneer Value Fund      Lipper Growth & Income     Russell 1000 Value Index
                        Fund Index
Pioneer Mid Cap         Lipper Growth Fund Index   Russell Midcap Value Index
Value Fund
Pioneer Mid Cap         S&P 400 Index              Russell Midcap Growth Index
Growth Fund
Pioneer Growth Shares   Russell 1000 Index         Russell 1000 Growth Index

Pioneer believes that the proposed change in performance benchmarks offers significant potential benefits to the funds and their shareowners. We believe that these changes, if approved by shareowners, will have a positive effect on the funds for the following reasons:

o A portfolio manager's goal is to achieve the fund's objective as referenced in the prospectus. We believe that using the same index for purposes of calculating the performance fee as that used as a market benchmark appropriately aligns a portfolio manager's goals with that of the fund.

o We believe the best way to help a manager ensure style consistency is to use a market benchmark that is representative of a fund's characteristics and investment style.

o Market indices' characteristics are readily available to portfolio managers and are less susceptible to changes that may be experienced with Lipper indices.

A meeting will be held on April 17, 2003 for shareowners to vote on the aforementioned proposal as well as several others that are highlighted below:

o A proposal to elect eight trustees to the Board

o A proposal to approve a new management contract between the fund and Pioneer Investment Management, Inc., the fund's investment adviser, indicating the new benchmark and amending certain expense provisions applicable to the fund

o A proposal to approve a policy allowing Pioneer and the fund's board of trustees to appoint or terminate subadvisers and approve amendments to subadvisory agreements without shareowner approval

o A proposal to approve changes to fundamental investment restrictions and policies which would increase the fund's flexibility to respond to new developments and changing trends in the marketplace, thus making the funds more competitive among their peers.

A complete explanation of each of the proposals up for a vote can be found in the enclosed proxy statement. We hope this information is helpful. If you have questions regarding this matter, please call our Sales Desk at 800-622-9876. We appreciate your past support and look forward to continued mutual success.

For more information about any Pioneer fund, including charges and expenses call Pioneer and request a prospectus. Investors should read it carefully before investing or sending money.













            FOR BROKER/DEALER USE ONLY. NOT FOR USE WITH THE PUBLIC.

 (c) 2003 Pioneer Funds Distributor Inc., Underwriter of Pioneer mutual funds,
                                  Member SIPC
            60 State Street, Boston, MA 02109 o www.pioneerfunds.com
                Member of the UniCredito Italiano Banking Group,
                   Register of Banking Groups. 12915-00-0203

[logo] PIONEER
       Investments(R)


                IMPORTANT PLEASE VOTE YOUR SHARES TODAY

                Dear Shareowner,

YOUR VOTE IS    I am writing to let you know that a Special Meeting will be held
EXTREMENTLY     on April 17, 2003 for shareowners to consider several important
IMPORTANT, NO   issues concerning Pioneer Fund, Pioneer Value Fund, Pioneer Mid
MATTER HOW MANY Cap Value Fund, Pioneer Mid Cap Growth Fund and Pioneer Growth SHARES YOU OWN. Shares. As a shareowner in the fund(s), you have the opportunity to voice your opinion on these matters and I encourage you to do so.

                By voting your shares, you not only express to Pioneer how you feel about the matters under consideration, you help eliminate the need for costly subsequent mailings or phone calls to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

THERE ARE THREE TO VOTE BY TELEPHONE, dial the toll-free number indicated on CONVENIENT WAYS your proxy card(s), enter the ***CONTROL NUMBER*** printed on
TO VOTE YOUR    the card and follow the recorded instructions. Please vote all
SHARES - BY     of your accounts.
PHONE, ON THE
INTERNET OR BY  TO VOTE ON THE INTERNET, log on to the web address indicated on
MAIL.           your proxy card(s), enter the ***CONTROL NUMBER*** printed on the card and follow the recorded instructions. Please vote all of your accounts.

                TO VOTE BY MAIL, sign and date the proxy card(s) and return in the enclosed postage-paid reply envelope. Please return all cards received.

                NOTE: IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S).

YOUR BOARD OF   The enclosed package contains detailed information about each of
TRUSTEES        the issues being considered. Each fund's Board of Trustees,
RECOMMENDS THAT whose primary role is to protect your interests as a share-
YOU VOTE FOR owner, has reviewed each proposal. In the Trustees' opinion, all EACH PROPOSAL. of the proposals are fair and reasonable and they recommend that you vote FOR each proposal. Please take a moment to read the enclosed materials before casting your vote.

HERE IS WHAT A  YOU WILL ELECT EIGHT TRUSTEES TO THE BOARD. The Trustees
FOR VOTE MEANS supervise fund activities and review contractual arrangements FOR PORPOSAL 1. with companies that provide services to the funds. All of the nominees except Mr. Geraci were previously elected by shareowners. The proxy statement includes detailed information about all nominees.

HERE IS WHAT A YOU WILL APPROVE A NEW MANAGEMENT CONTRACT BETWEEN THE FUNDS AND FOR VOTE MEANS PIONEER INVESTMENT MANAGEMENT, INC. The Trustees have approved FOR PROPOSAL 2. and recommend that shareowners approve a proposal to adopt a new management contract with Pioneer. Each fund has an existing contract with Pioneer. The primary change in each proposed contract is the substitution of a different benchmark for the purposes of calculating the fund's performance fee adjustment. The decision to change these benchmarks was made after it was determined that the current benchmarks are obsolete or no longer appropriate in light of the fund's investment style.

                                                            CONTINUED ON REVERSE

HERE IS WHAT A  YOU WILL APPROVE A POLICY ALLOWING PIONEER AND THE BOARD OF
FOR VOTE MEANS  TRUSTEES TO APPOINT AND TERMINATE SUBADVISERS AND TO APPROVE
FOR PROPOSAL 3. AMENDMENTS TO SUBADVISORY AGREEMENTS WITHOUT SHAREOWNER
                APPROVAL. The Trustees and Pioneer would be authorized to take such actions whenever they determine that such actions will benefit a fund or its shareowners and they could take such actions expeditiously, without incurring the delays and costs of a special shareowner meeting and proxy solicitation.

HERE IS WHAT A  YOU WILL APPROVE A POLICY ELIMINATING OR AMENDING VARIOUS
FOR VOTE MEANS  INVESTMENT RESTRICTIONS. The Trustees recommend that these
FOR PROPOSAL 4. changes be made to simplify and modernize the funds' fundamental investment restrictions and conform them to restrictions adopted by other Pioneer funds. These changes would increase the funds' flexibility to respond to new developments and changing trends in the marketplace, thus making the funds more competitive among their peers.

                Again, I encourage you to vote your shares as quickly as possible and I thank you in advance for your prompt attention to this matter. If you have any questions about the proposals, please call Pioneer at 1-800-225-6292.

                Sincerely,


                /s/ Daniel T. Geraci
                Daniel T. Geraci
                President
                Pioneer Investment Management, Inc.



  (c)2003 Pioneer Funds Distributor, Inc. Underwriter of Pioneer mutual funds,
                           Member SIPC 13034-00-0303
      60 State Street, Boston, Massachusetts 02109 O www.pioneerfunds.com

[logo] PIONEER
       Investments(R)


                IMPORTANT PLEASE VOTE YOUR SHARES TODAY

                Dear Shareowner,

YOUR VOTE IS    I am writing to let you know that a Special Meeting will be held
EXTREMENTLY     on April 17, 2003 for shareowners to consider several important
IMPORTANT, NO   issues concerning Pioneer Fund, Pioneer Value Fund, Pioneer Mid
MATTER HOW MANY Cap Value Fund, Pioneer Mid Cap Growth Fund and Pioneer Growth SHARES YOU OWN. Shares. As a shareowner in the fund(s), you have the opportunity to voice your opinion on these matters and I encourage you to do so.

                By voting your shares, you not only express to Pioneer how you feel about the matters under consideration, you help eliminate the need for costly subsequent mailings or phone calls to acquire sufficient votes to hold the meeting. Even if you own a relatively small number of shares, I urge you to take a moment and vote those shares today.

THERE ARE THREE TO VOTE BY TELEPHONE, dial the toll-free number indicated on CONVENIENT WAYS your proxy card(s), enter the CONTROL NO. printed on the card
TO VOTE YOUR    and follow the recorded instructions. Please vote all of your
SHARES - BY     accounts.
PHONE, ON THE
INTERNET OR BY  TO VOTE ON THE INTERNET, log on to the web address indicated on
MAIL.           your proxy card(s), enter the CONTROL NO. printed on the card and follow the on-screen instructions. Please vote all of your accounts.

                TO VOTE BY MAIL, sign and date the proxy card(s) and return in the enclosed postage-paid reply envelope. Please return all cards received.

                NOTE: IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S).

THE BOARD OF    The enclosed package contains detailed information about each of
TRUSTEES        the issues being considered. Each fund's Board of Trustees,
RECOMMENDS THAT whose primary role is to protect your interests as a shareowner, YOU VOTE FOR has reviewed each proposal. In the Trustees' opinion, all of the EACH PROPOSAL. proposals are fair and reasonable and they recommend that you vote FOR each proposal. Please take a moment to read the enclosed materials before casting your vote.

HERE IS WHAT A  YOU WILL ELECT EIGHT TRUSTEES TO THE BOARD. The Trustees
FOR VOTE MEANS supervise fund activities and review contractual arrangements FOR PROPOSAL 1. with companies that provide services to the funds. All of the nominees except Mr. Geraci were previously elected by shareowners. The proxy statement includes detailed information about all nominees.

HERE IS WHAT A YOU WILL APPROVE A NEW MANAGEMENT CONTRACT BETWEEN THE FUNDS AND FOR VOTE MEANS PIONEER INVESTMENT MANAGEMENT, INC. The Trustees have approved FOR PROPOSAL 2. and recommend that shareowners approve a proposal to adopt a new management contract with Pioneer. Each fund has an existing contract with Pioneer. The primary change in each proposed contract is the substitution of a different benchmark for the fund's performance fee adjustment. The decision to change these benchmarks was made after it was determined that the current benchmarks are obsolete or no longer appropriate in light of the fund's investment style.

                                                            CONTINUED ON REVERSE

HERE IS WHAT A  YOU WILL APPROVE A POLICY ALLOWING PIONEER AND THE BOARD OF
FOR VOTE MEANS  TRUSTEES TO APPOINT AND TERMINATE SUBADVISERS AND TO APPROVE
FOR PROPOSAL 3. AMENDMENTS TO SUBADVISORY AGREEMENTS WITHOUT SHAREOWNER
                APPROVAL. The Trustees and Pioneer would be authorized to take such actions whenever they determine that such actions will benefit a fund or its shareowners and they could take such actions expeditiously, without incurring the delays and costs of a special shareowner meeting and proxy solicitation.

HERE IS WHAT A  YOU WILL APPROVE A POLICY ELIMINATING OR AMENDING VARIOUS
FOR VOTE MEANS  INVESTMENT RESTRICTIONS. The Trustees recommend that these
FOR PROPOSAL 4. changes be made to simplify and modernize the funds' fundamental investment restrictions and conform them to restrictions adopted by other Pioneer funds. These changes would increase the funds' flexibility to respond to new developments and changing trends in the marketplace, thus making the funds more competitive among their peers.

                Again, I encourage you to vote your shares as quickly as possible and I thank you in advance for your prompt attention to this matter.

                Sincerely,


                /s/ Daniel T. Geraci
                Daniel T. Geraci
                President
                Pioneer Investment Management, Inc.


  (c)2003 Pioneer Funds Distributor, Inc. Underwriter of Pioneer mutual funds,
                           Member SIPC 13035-00-0303
      60 State Street, Boston, Massachusetts 02109 o www.pioneerfunds.com

                         PIONEER PROXY SOLICITATION Q&A
                                INTERNAL USE ONLY
                                        4

WHAT PROPOSAL CONSIDERATIONS ARE INCLUDED IN THE PROXY?

There are four proposal considerations, which include:

1. To elect the eight Trustees named in the proxy statement to serve on the Board of Trustees until their successors have been duly elected and qualified;

2. To approve a new management contract between the fund and Pioneer Investment Management, Inc., your fund's investment adviser ("Pioneer"), indicating the new benchmark and amending certain expense provisions applicable to the fund;

3. To approve a policy allowing Pioneer and the Board of Trustees of your fund to appoint or terminate subadvisers and approve amendments to subadvisory agreements without shareowner approval; and

4. To approve amendments to your fund's fundamental investment restrictions and policies, which would increase the fund's flexibility to respond to new developments and changing trends in the market place, thus making the funds more competitive among their peers.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees recommend that you vote IN FAVOR OF ALL the proposals.

A FOR vote for each of the four proposals means:

Proposal 1: You will be asked to elect eight Trustees to the Board.

Proposal 2: You will be asked to approve a new management contract between the fund and Pioneer Investment Management, Inc.

Proposal 3: You will be asked to approve a policy allowing Pioneer and the Board of Trustees to appoint and terminate subadvisers and to approve amendments to subadvisory agreements without shareowner approval.

Proposal 4: You will be asked to approve a policy eliminating or amending various investment restrictions and policies.

WHO ARE THE EIGHT TRUSTEES BEING NOMINATED?

INTERESTED TRUSTEES:
John F. Cogan, Jr., Chairman of the Board, Trustee and President
Daniel T. Geraci, Trustee and Executive Vice President

INDEPENDENT TRUSTEES:
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

WHAT IS THE NEW MANAGEMENT CONTRACT BETWEEN THE FUND AND PIONEER INVESTMENTS?

The primary change in the proposed contract is to substitute a different benchmark for each of the funds with performance fee adjustments. The following table below highlights the funds with performance fees and the current and proposed benchmark.

------------------------------------- ----------------------------------- -----------------------------------
FUND                                  CURRENT PERFORMANCE FEE BENCHMARK   PROPOSED PERFORMANCE FEE BENCHMARK
------------------------------------- ----------------------------------- -----------------------------------
Pioneer Fund                          Lipper Growth & Income Fund Index   S&P 500 Index
------------------------------------- ----------------------------------- -----------------------------------
Pioneer Value Fund                    Lipper Growth & Income Fund Index   Russell 1000 Value Index
------------------------------------- ----------------------------------- -----------------------------------
Pioneer Mid Cap Value Fund            Lipper Growth Fund Index            Russell Midcap Value Index
------------------------------------- ----------------------------------- -----------------------------------
Pioneer Mid Cap Growth Fund           S&P 400 Index                       Russell Midcap Growth Index
------------------------------------- ----------------------------------- -----------------------------------
Pioneer Growth Shares                 Russell 1000 Index                  Russell 1000 Growth Index
------------------------------------- ----------------------------------- -----------------------------------

WHY IS PIONEER RECOMMENDING CHANGING THE CURRENT PERFORMANCE FEE BENCHMARKS?

Pioneer believes that the proposed change in performance benchmarks offers potential benefits to the funds and their shareowners. We believe that these changes, if approved by shareowners, will have a positive effect on the funds for the following reasons:

o For three of the funds, the current indices used by the funds are no longer the primarily indices published by Lipper and are not published daily in major newspapers. In the case of the other two funds, changes in the investment style of the fund since a performance fee was initially adopted has resulted in the current indices not being the most representative of the funds' investment style.

o The funds' Trustees believe that it was desirable to have a benchmark index that is readily available to shareholders so that shareholders are in a better position to evaluate the fund's performance and is aligned with the manner in which the fund is managed and the basis upon which Pioneer provides incentive compensation to its portfolio managers. The Trustees also believe that a performance fee remains an effective means of aligning the interest of Pioneer with the interest of shareholders.

o The Trustees also considered alternative indices, including peer group indices such as the Lipper indices and concluded that the alternative indices would not be as effective in achieving the goal of the performance fee.

WILL THE FUND EXPENSES GOING FORWARD BE ADJUSTED TO REFLECT THE INCREASE OR DECREASE IN THE NEW HISTORICAL PRO FORMA EXPENSES?

No. The historical comparisons are not necessarily indicative of the relative fees that would result from future performance. The comparisons are provided only for historical illustrative purposes and will not be used to compensate Pioneer Investments for prior aggregate increase or decrease fee differences.

WHAT IS THE SUBADVISORY PROPOSAL?

The proposed policy would permit Pioneer to appoint subadvisers, to enter into subadvisory agreements and to amend or terminate existing subadvisory agreements without further shareowner approval. Any such appointment or termination would be subject to prior approval of the Board of Trustees, including a majority of the Independent Trustees.

WHAT ARE THE PROPOSED AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES?

You are being asked to approve a policy eliminating or amending various investment restrictions and policies. The Trustees recommend that these changes be made to simplify and modernize the funds' fundamental investment restrictions and conform them to restrictions adopted by other Pioneer funds. These changes will increase the funds' flexibility to respond to new developments and changing trends in the market place, thus making the funds more competitive among their peers.

This proposal sections contains specific restriction and policy information that cannot be generally summarized. We recommend that all shareowners review the entire proxy.

WHAT IS THE RECORD DATE THAT IS TO BE USED TO DETERMINE IF I AM ELIGIBLE TO
VOTE?

The record date for this proxy includes shareowners of record as of the close of business on February 14, 2003.

HOW CAN I VOTE MY SHARES?

There are three ways to vote your shares - by phone, by Internet or by mail. If you vote by phone or Internet, please do not return your proxy card(s).

WHEN AND WHERE IS THE SHAREOWNER MEETING TAKING PLACE?

A special meeting of shareowners will be held at the offices of Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on Thursday, April 17, 2003, at 1:00 p.m., Boston time.